                                                                   EXHIBIT 10.42

                                      NGC
                             PROFIT SHARING/401(k)
                                 SAVINGS PLAN



                            As Amended and Restated
                           Effective January 1, 1998

                    NGC PROFIT SHARING/401(k) SAVINGS PLAN


     THIS AGREEMENT AND DECLARATION OF TRUST is by and between NGC CORPORATION, a Delaware corporation, hereinafter referred to as the "COMPANY," and CG TRUST COMPANY, a trust company organized under the laws of the State of Illinois with its principal office and place of business in the city of Chicago, Illinois, hereinafter referred to as "TRUSTEE."


                             W I T N E S S E T H :


     WHEREAS, the Company has heretofore adopted the NGC PROFIT SHARING/401(k) SAVINGS PLAN, hereinafter referred to as the "PLAN," for the benefit of its employees; and

     WHEREAS, the Company has heretofore entered into a trust agreement with the Trustee establishing a trust to hold and invest contributions made under the Plan and from which benefits have been distributed under the Plan;

     WHEREAS, the Company desires to restate the Plan and to amend the Plan in several respects, intending thereby to provide an uninterrupted and continuing program of benefits and to incorporate the trust agreement into the Plan document;

     NOW THEREFORE, the Plan and the trust agreement are hereby restated in their entirety as follows with no interruption in time, effective as of January 1, 1998, except as otherwise indicated herein:


                                      (i)

                               TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----

ARTICLE I          DEFINITIONS AND CONSTRUCTION.......................       I-1

ARTICLE II         PARTICIPATION......................................      II-1

ARTICLE III        CONTRIBUTIONS......................................     III-1

ARTICLE IV         ALLOCATIONS AND LIMITATIONS........................      IV-1

ARTICLE V          INVESTMENT FUNDS...................................       V-1

ARTICLE VI         RETIREMENT BENEFITS................................      VI-1

ARTICLE VII        DISABILITY BENEFITS................................     VII-1

ARTICLE VIII       SEVERANCE BENEFITS AND DETERMINATION
                   OF VESTED INTEREST.................................    VIII-1

ARTICLE IX         DEATH BENEFITS.....................................      IX-1

ARTICLE X          TIME AND FORM OF PAYMENT OF BENEFITS...............       X-1

ARTICLE XI         IN-SERVICE WITHDRAWALS.............................      XI-1

ARTICLE XII        LOANS..............................................     XII-1

ARTICLE XIII       ADMINISTRATION OF THE PLAN.........................    XIII-1

ARTICLE XIV        TRUSTEE AND ADMINISTRATION OF TRUST FUND...........     XIV-1

ARTICLE XV         FIDUCIARY PROVISIONS...............................      XV-1

ARTICLE XVI        AMENDMENTS.........................................     XVI-1

ARTICLE XVII       DISCONTINUANCE OF CONTRIBUTIONS,
                   TERMINATION, PARTIAL TERMINATION,
                   AND MERGER OR CONSOLIDATION........................   XVII-1

ARTICLE XVIII      PARTICIPATING EMPLOYERS............................  XVIII-1

ARTICLE XIX        MISCELLANEOUS PROVISIONS...........................    XIX-1

ARTICLE XX         TOP-HEAVY STATUS...................................     XX-1


                                     (ii)

                                      I.

                         Definitions and Construction

     I.1 Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) Account(s): A Member's After-Tax Account, Before-Tax Account, Dow ESOP Account, Dow Transfer Account, Employer Contribution Account, and/or Rollover Contribution Account, including the amounts credited thereto and any subaccounts thereof.

(2)  Act:  The Employee Retirement Income Security Act of 1974, as amended.

(3) After-Tax Account: An individual account for each Member which is credited with the balance, if any, of such Member's Prior Employee (Post-Tax) Contribution Account as of December 31, 1997, and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(4) Annuity Starting Date: With respect to each Member or beneficiary, the first day of the first period for which an amount is payable to the Member or beneficiary from the Trust Fund as an annuity or in any other form.

(5)  Before-Tax Account:  An individual account for each Member, which

     (A) is credited with

         (i) the balance in such Member's Elective Deferral Contributions Account (also known as the Pre-tax Contributions Account) under the Plan as of December 31, 1997, and

         (ii) the Before-Tax Contributions made by the Employer on such Member's behalf and the Employer Safe Harbor Contributions, if any, made on such Member's behalf pursuant to Section 3.5 to satisfy the restrictions set forth in Section 3.1(e), and

     (B) is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(6) Before-Tax Contributions: Contributions made to the Plan by the Employer on a Member's behalf in accordance with the Member's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.1.

(7)  Code:  The Internal Revenue Code of 1986, as amended.

(8)  Committee: The NGC Corporation Retirement/Benefit Plans Committee.

(9)  Company: NGC Corporation.

(10) Company Stock: The common stock of NGC Corporation.

(11) Company Stock Fund: The Investment Fund established to invest primarily in Company Stock.

(12) Compensation: The regular or base salary or wages (but excluding overtime payments and bonuses) paid by the Employer to or for the benefit of a Member for services rendered or labor performed for the Employer while a Member and an Eligible Employee, subject to the following adjustments and limitations:

     (A) The following shall be included:

         (i) elective contributions made on a Member's behalf by the Employer that are not includable in income under section 125, section 402(e)(3), section 402(h), or section 403(b) of the Code;

         (ii) compensation deferred under an eligible deferred compensation plan within the meaning of section 457(b) of the Code; and

         (iii) employee contributions described in section 414(h) of the Code that are picked up by the employing unit and are treated as employer contributions.

     (B) The Compensation of any Member taken into account for purposes of the Plan shall be limited to $150,000 for any Plan Year with such limitation to be:

         (i) adjusted automatically to reflect any amendments to section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code; and

         (ii) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

(13) Controlled Entity: Each corporation that is a member of a controlled group of corporations, within the meaning of section 1563(a) (determined without regard to sections 1563(a)(4) and 1563(e)(3)(C)) of the Code, of which the Employer is a member, each trade or business (whether or not incorporated) with which the Employer is under common control, and each member of an affiliated service group, within the meaning of section 414(m) of the Code, of which the Employer is a member.

(14) Destec Account(s): A Member's Destec Before-Tax Account, Destec After-Tax Account, Destec Employer Contribution Account, and/or Destec Rollover Contribution Account, including the amounts credited thereto. In addition to other provisions of the Plan, a Member's Destec Account(s) shall be subject to the provisions of Appendix B, and in the event of any conflict, Appendix B shall control.

(15) Destec After-Tax Account: A subaccount of the After-Tax Account which is credited with the amount, if any, transferred from a Member's After-Tax Account under the Destec Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(16) Destec Before-Tax Account: A subaccount of the Before-Tax Account which is credited with the amount, if any, transferred from a Member's Before-Tax Contributions Account under the Destec Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(17) Destec Employer Contribution Account: A subaccount of the Employer Contribution Account which is credited with the amount, if any, transferred from a Member's Employer Contribution Account under the Destec Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(18) Destec Plan: The Destec Energy, Inc. Retirement and Savings Plan.

(19) Destec Rollover Contribution Account: A subaccount of the Rollover Contribution Account which is credited with the amount, if any, transferred from a Member's Rollover Account under the Destec Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(20) Direct Rollover: A payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

(21) Directors: The Board of Directors of the Company.

(22) Distributee: Each (A) Member entitled to an Eligible Rollover Distribution,
     (B) Member's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Member who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(23) Dow ESOP Account: An individual account for each Member which is credited with the amount, if any, transferred from the Member's Dow ESOP Account under the Destec Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund. In addition to other provisions of the Plan, a Member's Dow ESOP Account shall be subject to the provisions of Appendix C and, in the event of any conflict, Appendix C shall control.

(24) Dow Stock: The common stock of The Dow Chemical Company, or any successor thereto.

(25) Dow Transfer Account: An individual account for each Member which is credited with the sum of (A) the amount, if any, transferred from the Member's Dow Transfer Account under the Destec Plan and, (B) amounts, if any, transferred from the Member's Dow ESOP Account pursuant to Appendix C, and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund. In addition to the other provisions of the Plan, a Member's Dow Transfer Account shall be subject to the provisions of Appendix C and, in the event of any conflict, Appendix C shall control.

(26) Effective Date: January 1, 1998, as to this restatement of the Plan, except
     (A) as otherwise indicated in specific provisions of the Plan, (B) that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation, and (C) that provisions hereof affecting the duties of the Trustee shall be effective as of the date of execution of this restatement of the Plan by the Trustee. The original effective date of the Plan was May 1, 1989.

(27) Eligible Employee: Each Employee other than (A) an Employee whose terms and conditions of employment are governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan, (B) a nonresident alien, and (C) an Employee who is a Leased Employee or who is designated, compensated, or otherwise classified by the Employer as a Leased Employee. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor shall be eligible to become a Member of the Plan.

(28) Eligible Retirement Plan: (A) With respect to a Distributee other than a surviving spouse, an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, which under its provisions and applicable law may accept such Distributee's Eligible Rollover Distribution and (B) with respect to a Distributee who is a surviving spouse, an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code.

(29) Eligible Rollover Distribution: Any distribution of all or any portion of the Accounts of a Distributee other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), (D) a loan treated as a distribution under section 72(p) of the Code and not excepted by section 72(p)(2), (E) a loan in default that is a deemed distribution, (F) any corrective distribution provided in Sections 3.8 and 4.5(b), and (G) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability.

(30) Eligible Surviving Spouse: (A) In the case of a Member who is living on his Annuity Starting Date, the spouse to whom a deceased Member was married on his Annuity Starting Date and (B) in the case of a Member who dies before his Annuity Starting Date, the spouse to whom a deceased Member was married on the date of his death.

(31) Employee: Each (A) individual employed by the Employer and (B) Leased Employee.

(32) Employer: The Company, Destec Energy, Inc., Warren NGL, Inc., Warren Energy, Inc., LPG Services Group, Inc., NGC Oil Trading and Transportation, Inc., Natural Gas Clearinghouse, Inc., Warren Petroleum, and each entity that has been designated to participate in the Plan pursuant to the provisions of Article XVIII.

(33) Employer Contribution Account: An individual account for each Member, which is credited with balance, if any, of the sum of (A) as of December 31, 1997, the balances in the Matching Contribution Account and the Nonelective Contributions Account (also known as the Profit Sharing/Discretionary Contribution Account), (B) the Employer Matching Contributions made on such Member's behalf pursuant to Section 3.2, (C) the Employer Profit Sharing Contributions made on such Member's behalf pursuant to Section 3.3, (D) the Employer Discretionary Contributions, if any, made on such Member's behalf pursuant to Section 3.4, and (E) the Employer Safe Harbor Contributions, if any, made on such Member's behalf pursuant to Section 3.5 to satisfy the restrictions set forth in Section 3.6 and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(34) Employer Contribution Account Subject to Vesting. The portion of a Member's Employer Contribution Account which is subject to the vesting schedule set forth in Section 8.3(e).

(35) Employer Contributions: The total of Employer Matching Contributions, Employer Discretionary Contributions, Employer Profit Sharing Contributions, and Employer Safe Harbor Contributions.

(36) Employer Discretionary Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.4.

(37) Employer Matching Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.2.

(38) Employer Profit Sharing Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.3.

(39) Employer Safe Harbor Contributions: Contributions made to the Plan by the Employer pursuant to Section 3.5.

(40) Employment Commencement Date: The date on which an individual first performs an Hour of Service.

(41) Highly Compensated Employee: Each Employee who performs services during the Plan Year for which the determination of who is highly compensated is being made (the "Determination Year") and who:

     (A) is a five-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "Look-Back Year"); or

     (B) For the Look-Back Year

         (i) receives compensation (within the meaning of section 414(q)(4) of the Code; "compensation" for purposes of this Paragraph) in excess of $80,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjust-adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year; and

         (ii) if the Committee elects the application of this clause in such Look-Back Year, is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in section 414(q)(5) of the Code) ranked on the basis of compensation received during the year.

     For purposes of the preceding sentence, (i) all employers aggregated with the Employer under section 414(b), (c), (m), or (o) of the Code shall be treated as a single employer, (ii) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee, and (iii) the Committee may elect, in accordance with the provisions of applicable Treasury regulations, rulings and notices, to make the Look-Back Year calculation for a Determination Year on the basis of the calendar year ending with or within the applicable Determination Year (or, in the case of a Determination Year that is shorter than twelve months, the calendar year ending with or within the twelve-month period ending with the end of the applicable Determination Year). To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in section 414(q) of the Code and the Treasury regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury regulations thereunder shall govern and control.

(42) Hour of Service: Each hour for which an individual is directly or indirectly paid, or entitled to payment, by the Employer or a Controlled Entity for the performance of duties or for reasons other than the performance of duties.

(43) Investment Fund: A portion of the Trust Fund that is invested in a specified manner as described in Article V.

(44) Leased Employee: Each person who is not an employee of the Employer or a Controlled Entity but who performs services for the Employer or a Controlled Entity pursuant to an agreement (oral or written) between the Employer or a Controlled Entity and any leasing organization, provided that such person has performed such services for the Employer or a Controlled Entity or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the Employer or a Controlled Entity.

(45) Member: Each individual who (A) has met the eligibility requirements for participation in the Plan pursuant to Article II, (B) has made a Rollover Contribution in accordance with Section 3.9, or (C) had an account balance under the Plan as of December 31, 1997.

(46) Normal Retirement Date: The date a Member attains the age of sixty-five.

(47) Period of Service: Each period of an individual's Service commencing on his Employment Commencement Date or a Reemployment Commencement Date, if applicable, and ending on a Severance from Service Date. Notwithstanding the foregoing, a period during which an individual is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence. A Period of Service shall also include any period required to be credited as a Period of Service by federal law other than the Act or the Code, but only under the conditions and to the extent so required by such federal law.

(48) Period of Severance: Each period of time commencing on an individual's Severance from Service Date and ending on a Reemployment Commencement Date.

(49) Plan: The NGC Profit Sharing/401(k) Savings Plan, as amended from time to time.

(50) Plan Year: The twelve-consecutive month period commencing January 1 of each year.

(51) Reemployment Commencement Date: The first date upon which an individual performs an Hour of Service following a Severance from Service Date.

(52) Rollover Contribution Account: An individual account for a Member, which is credited with the sum of (A) the amount, if any, credited to such Member's Rollover Contributions

     Account as of December 31, 1997, and (B) the Rollover Contributions of such Member and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(53) Rollover Contributions: Contributions made by an Eligible Employee pursuant to Section 3.9.

(54) Service: The period of an individual's employment with the Employer or a Controlled Entity. In addition, the Committee may, in its discretion, credit individuals with Service for employment with any other entity, but only if and when such individual becomes an Eligible Employee and only if such crediting of Service (i) has a legitimate business reason, (ii) does not by design or operation discriminate significantly in favor of Highly Compensated Employees, and (iii) is applied to all similarly-situated Eligible Employees. Notwithstanding the foregoing, each Member shall be credited with Service, as of December 31, 1997, in accordance with the provisions of the Plan in effect at such time.

(55) Severance from Service Date: The earlier of (A) the first date on which an individual terminates his Service following his Employment Commencement Date or a Reemployment Commencement Date, if applicable, (B) the first anniversary of the first date of a period in which an Employee remains absent from Service (with or without pay) with the Employer for any reason other than an authorized leave of absence, resignation, retirement, discharge, or death, such as vacation, holiday, disability, or lay-off that is not classified by the Employer as a termination of Service, or (C) the second anniversary of the first date of an Employee's authorized leave of absence (with or without pay). Notwithstanding the foregoing, the Severance from Service Date of an individual who is absent from Service by reason of the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for purposes of caring for such child for the period immediately following such birth or placement shall be the second anniversary of the first date of such absence.

(56) Single Plan Member: With respect to a Plan Year, an individual who (A) as of the last day of such Plan Year, is an Eligible Employee and is not currently accruing benefits or earning service credit under the Trident NGL, Inc. Retirement Plan or (B) terminated employment during such Plan Year on or after his Normal Retirement Date or by reason of death or disability (as defined in Section 7.2) and, immediately prior to such termination, was not currently accruing benefits or earning service credit under the Trident NGL, Inc. Retirement Plan.

(57) Trident Before-Tax Account: A subaccount of the Before-Tax Account which is credited with the amount, if any, transferred from a Trident Member's Pretax Deferral Account under the Trident Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund. In addition to other provisions of the Plan, a Member's Trident Before-Tax Account shall be subject to the provisions of Appendix A, and in the event of any conflict, Appendix A shall control.

(58) Trident Matching Account: A subaccount of the Employer Contribution Account which is credited with the amounts, if any, transferred from a Member's Matching Account under the Trident Plan, and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund. In addition to other provisions of the Plan, a Member's Trident Matching Account shall be subject to the provisions of Appendix A, and in the event of any conflict, Appendix A shall control.

(59) Trident Member: A Member with a balance in the Trident NGL, Inc. Savings Plan that was transferred to the Plan.

(60) Trident Plan: The Trident NGL, Inc. Savings Plan which was, effective April 1, 1995, merged with and into the Plan.

(61) Trident Matching Stock Account: A subaccount of the Trident Matching Account which is credited with the amounts, if any, transferred from a Member's Matching Account under the Trident Plan and that were invested in Company Stock, and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(62) Trident Profit Sharing Stock Account: A subaccount of the Employer Contribution Account which is credited with the amounts, if any, transferred from a Member's Profit Sharing Account under the Trident Plan and that were invested in Company Stock, and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(63) Trident Rollover Account: A subaccount of the Rollover Account which is credited with the amounts, if any, transferred from a Member's Rollover Account under the Trident Plan and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund. In addition to other provisions of the Plan, a Member's Trident Rollover Account shall be subject to the provisions of Appendix A, and in the event of any conflict, Appendix A shall control.

(64) Trust: The trust established herein to hold and invest contributions made under the Plan, and income thereon, and from which the Plan benefits are distributed.

(65) Trust Fund: The funds and properties held pursuant to the provisions hereof for the use and benefit of the Members, together with all income, profits, and increments thereto.

(66) Trustee: The trustee or trustees qualified and acting hereunder at any time.

(67) Vested Interest: The portion of a Member's Accounts which, pursuant to the Plan, is nonforfeitable.

(68) Vesting Service: The measure of service used in determining a Member's Vested Interest as determined pursuant to Section 8.4.

     I.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

     I.3 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

     I.4 Construction. It is intended that the Plan be qualified within the meaning of section 401(a) of the Code and that the Trust be tax exempt under section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                      II.

                                 Participation

     2.1 Eligibility. On or after the Effective Date, each Eligible Employee shall be eligible to become a Member immediately upon his employment as an Eligible Employee. Notwithstanding the foregoing:

          (a) An individual who was a Member of the Plan on the day prior to the Effective Date shall remain a Member of this restatement thereof as of the Effective Date;

          (b) An Employee who has not become a Member of the Plan because he was not an Eligible Employee shall be eligible to become a Member of the Plan immediately upon becoming an Eligible Employee as a result of a change in his employment status; and

          (c) A Member who ceases to be an Eligible Employee but remains an Employee shall continue to be a Member but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to defer Compensation hereunder or share in allocations of Employer Contributions unless and until he shall again become an Eligible Employee.

     2.2 Participation. Membership in the Plan is voluntary. Any Eligible Employee may become a Member upon the date he first become eligible pursuant to
Section 2.1 by following the procedures prescribed by the Committee within the time limits prescribed by the Committee. Any Eligible Employee who does not become a Member upon the date he first becomes eligible pursuant to Section 2.1 may become a Member on the first day of any subsequent calendar month by timely following the procedures prescribed by the Committee. Notwithstanding the foregoing, membership in the Plan is automatic for any individual who qualifies as a Single Plan Member.

                                     III.

                                 Contributions

     III.1  Before-Tax Contributions.

            (a) A Member who is an Eligible Employee may elect to defer an integral percentage of from 2% to 12% (or such lesser percentage as may be prescribed from time to time by the Committee) of his Compensation for a Plan Year by having the Employer contribute the amount so deferred to the Plan. Compensation for a Plan Year not so deferred by such election shall be received by such Member in cash. A Member's election to defer an amount of his Compensation pursuant to this Section shall be made by authorizing his Employer, in the manner prescribed by the Committee, to reduce his Compensation in the elected amount and the Employer, in consideration thereof, agrees to contribute an equal amount to the Plan. The reduction in a Member's Compensation for a Plan Year pursuant to his election hereunder shall be effected by Compensation reductions as of each payroll period within such Plan Year following the effective date of such election. The amount of Compensation elected to be deferred by a Member for a Plan Year pursuant to this Section shall become a part of the Employer's Before-Tax Contributions for such Plan Year.

            (b) A Member's Compensation reduction election shall remain in force and effect for all periods following its effective date until modified or terminated or until such Member ceases to be an Eligible Employee. A Member who has elected to defer a portion of his Compensation may change his deferral election percentage (within the percentage limits set forth in Paragraph (a) above), effective as of the first of any calendar month, by electing a new Compensation reduction percentage in the manner and within the time period prescribed by the Committee.

            (c) A Member may cancel his Compensation reduction election, effective as of the first day of any calendar month, in accordance with the procedures and within the time period prescribed by the Committee. A Member who so cancels his Compensation reduction election may resume Compensation deferrals, effective as of the first day of any calendar month (provided such Member is an Eligible Employee), by making a new Compensation reduction election in the manner and within the time period prescribed by the Committee.

            (d) In restriction of the Members' elections provided in Paragraphs
(a), (b), and (c) above, the Before-Tax Contributions and the elective deferrals (within the meaning of section 402(g)(3) of the Code) under all other plans, contracts, and arrangements of the Employer on behalf of any Member for any calendar year shall not exceed $7,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 402(g)(5) of the Code).

            (e) In further restriction of the Members' elections provided in Paragraphs (a), (b), and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth in section 401(k)(3) of the Code and the Treasury regulations thereunder must be met in each Plan Year. If multiple use of the alternative limitation (within the meaning of section 401(m)(9) of the Code and Treasury regulation (S) 1.401(m)-2(b)) occurs during a Plan Year, such multiple use shall


                                     III-1
be corrected in accordance with the provisions of Treasury regulation (S) 1.401
(m)-2(c); provided, however, that if such multiple use is not eliminated by making Employer Safe Harbor Contributions, then the "actual contribution percentages" of all Highly Compensated Employees participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of Section 3.8(c) and applicable Treasury regulations, so that there is no such multiple use.

            (f) If the restrictions set forth in Paragraph (d) or (e) above would not otherwise be met for any Plan Year, the Compensation deferral elections made pursuant to Paragraphs (a), (b), and (c) above of affected Members may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

            (g) As soon as administratively feasible following the end of each month, but no later than the time required by applicable law, the Employer shall contribute to the Trust, as Before-Tax Contributions with respect to each Member, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Member during such month. Such contributions, as well as the contributions made pursuant to Sections 3.2, 3.3, 3.4, and 3.5, shall be made without regard to current or accumulated profits of the Employer. Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412, and 417 of the Code.

     III.2 Employer Matching Contributions. For each calendar month, the Employer shall contribute to the Trust, as Employer Matching Contributions, an amount that equals 100% of the Before-Tax Contributions that were made pursuant to Section 3.1 on behalf of each of the Members during such month and that were not in excess of 5% of each such Member's Compensation for such month. Employer Matching Contributions shall be made in shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the month for which the contribution is made (or the next preceding regular business date if the last day of such month is not a regular business date).

     III.3 Employer Profit Sharing Contributions. For each Plan Year, the Employer shall contribute to the Trust, as an Employer Profit Sharing Contribution, an amount equal to 5% of the Compensation of all Single Plan Members for such Plan Year.

     III.4 Employer Discretionary Contributions. For each Plan Year, the Employer may contribute to the Trust, as an Employer Discretionary Contribution, an additional amount as determined in its discretion. Employer Discretionary Contributions shall be made in shares of Company Stock. The shares of Company Stock that are so contributed shall be valued at the closing price of such stock on the New York Stock Exchange, Inc. as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions for the last day of the Plan Year for which the contribution is made (or the next preceding regular business date if the last day of such Plan Year is not a regular business date).


                                     III-2

     III.5 Employer Safe Harbor Contributions. In addition to the Employer Matching Contributions made pursuant to Section 3.2, the Employer Profit Sharing Contributions made pursuant to Section 3.3, and the Employer Discretionary Contributions made pursuant to Section 3.4, for each Plan Year, the Employer, in its discretion, may contribute to the Trust as a "safe harbor contribution" for such Plan Year the amounts necessary to cause the Plan to satisfy the restrictions set forth in Section 3.1(e) (with respect to certain restrictions on Before-Tax Contributions) and Section 3.6 (with respect to certain restrictions on Employer Matching Contributions). Amounts contributed in order to satisfy the restrictions set forth in Section 3.1(e) shall be considered "qualified matching contributions" (within the meaning of Treasury regulation
(S) 1.401(k)-1(g)(13)) for purposes of such Section, and amounts contributed in order to satisfy the restrictions set forth in Section 3.6 shall be considered Employer Matching Contributions for purposes of such Section. Any amounts contributed pursuant to this Paragraph shall be allocated in accordance with the provisions of Sections 4.2(e), (f) and (g).

     III.6 Restrictions on Employer Matching Contributions. In restriction of the Employer Matching Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in section 401(m) of the Code and the Treasury regulations thereunder must be met in each Plan Year. The Committee may elect, in accordance with applicable Treasury regulations, to treat Before-Tax Contributions to the Plan as Employer Matching Contributions for purposes of meeting this requirement.

     III.7 Return of Contributions. Anything to the contrary herein notwithstanding, the Employer's contributions to the Plan are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto.

     III.8  Disposition of Excess Deferrals and Excess Contributions.

            (a) Anything to the contrary herein notwithstanding, any Before-Tax Contributions to the Plan for a calendar year on behalf of a Member in excess of the limitations set forth in Section 3.1(d) and any "excess deferrals" from other plans allocated to the Plan by such Member no later than March 1 of the next following calendar year within the meaning of, and pursuant to the provisions of, section 402(g)(2) of the Code, shall be distributed to such Member not later than April 15 of the next following calendar year.

            (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Before-Tax Contributions made by the Employer on behalf of Highly Compensated Employees exceeds the maximum amount of Before-Tax Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.1(e) (determined by reducing Before-Tax


                                     III-3

Contributions on behalf of Highly Compensated Employees in order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with section 401(k)(8)(C) of the Code and the Treasury regulations thereunder), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess was contributed before the end of the next following Plan Year.

            (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Employer Matching Contributions allocated to the Accounts of Highly Compensated Employees exceeds the maximum amount of such Employer Matching Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.6 (determined by reducing Employer Matching Contributions made on behalf of Highly Compensated Employees in order of the highest dollar amounts contributed on behalf of such Highly Compensated Employees in accordance with section 401(m)(6)(C) of the Code and Treasury regulations thereunder), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year.

            (d) In coordinating the disposition of excess deferrals and excess contributions pursuant to this Section, such excess deferrals and excess contributions shall be disposed of in the following order:

                (1) First, Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are not considered in determining the amount of Employer Matching Contributions pursuant to
     Section 3.2 shall be distributed;

                (2) Next, excess Before-Tax Contributions that constitute excess deferrals described in Paragraph (a) above that are considered in determining the amount of Employer Matching Contributions pursuant to
     Section 3.2 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited;

                (3) Next, excess Before-Tax Contributions described in Paragraph
     (b) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed;

                (4) Next, excess Before-Tax Contributions described in Paragraph
     (b) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.3 shall be distributed, and the Employer Matching Contributions with respect to such Before-Tax Contributions shall be forfeited; and

                (5) Finally, excess Employer Matching Contributions described in Paragraph (c) above shall be distributed (or, if forfeitable, forfeited).

            (e) Any distribution or forfeiture of excess deferrals or excess contributions pursuant to the provisions of this Section shall be adjusted for income or loss allocated thereto in the manner determined by the Committee in accordance with any method permissible under applicable


                                     III-4

Treasury regulations. Any forfeiture pursuant to the provisions of this Section shall be considered to have occurred on the date which is 22 months after the end of the Plan Year.

     III.9  Rollover Contributions.

     (a) Qualified Rollover Contributions may be made to the Plan by any Eligible Employee of amounts received by such Eligible Employee from an individual retirement account or annuity or from an employees' trust described in section 401(a) of the Code, which is exempt from tax under section 501(a) of the Code, but only if any such Rollover Contribution is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder. A Rollover Contribution of amounts that are "eligible rollover distributions" within the meaning of section 402(f)(2)(A) of the Code may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Eligible Employee or paid to the Plan as a "direct" Rollover Contribution. A direct Rollover Contribution to the Plan may be effectuated only by wire transfer directed to the Trustee or by issuance of a check made payable to the Trustee, which is negotiable only by the Trustee and which identifies the Eligible Employee for whose benefit the Rollover Contribution is being made. Any Eligible Employee desiring to effect a Rollover Contribution to the Plan must execute and file with the Committee the form prescribed by the Committee for such purpose. The Committee may require as a condition to accepting any Rollover Contribution that such Eligible Employee furnish any evidence that the Committee in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact eligible for rollover to the Plan and is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations. All Rollover Contributions to the Plan must be made in cash. A Rollover Contribution shall be credited to the Rollover Contribution Account of the Eligible Employee for whose benefit such Rollover Contribution is being made as of the last day of the month in which such Rollover Contribution is made.

     (b) An Eligible Employee who has made a Rollover Contribution in accordance with this Section, but who has not otherwise become a Member of the Plan in accordance with Section 2.2, shall become a Member coincident with such Rollover Contribution; provided, however, that such Member shall not have a right to defer Compensation or have Employer Contributions made on his behalf until he has otherwise satisfied the requirements imposed by Section 2.2.


                                     III-5

                                      IV.

                          Allocations and Limitations

     IV.1 Suspended Amounts. All contributions, forfeitures, and the net income (or net loss) of the Trust Fund shall be held in suspense until allocated to the Accounts of the Members as provided herein.

     IV.2  Allocation of Contributions.

           (a) Before-Tax Contributions made by the Employer on a Member's behalf for each month pursuant to Section 3.1 shall be allocated to such Member's Before-Tax Account.

           (b) The Employer Matching Contributions for each calendar month pursuant to Section 3.2 shall be allocated to the Employer Contribution Accounts of the Members for whom such contributions were made.

           (c) The Employer Profit Sharing Contribution made pursuant to Section
3.3 for a Plan Year shall be allocated to the Employer Contribution Accounts of the Single Plan Members for whom such contributions were made.

           (d) The Employer Discretionary Contribution, if any, made pursuant to
Section 3.4 for a Plan Year shall be allocated to the Employer Contribution Accounts of the Single Plan Members who received Compensation for such Plan Year. The allocation to each such eligible Single Plan Member's Employer Contribution Account shall be that portion of such Employer Discretionary Contribution which is in the same proportion that such Single Plan Member's Compensation for such Plan Year bears to the total of all such Single Plan Member's Compensation for such Plan Year.

           (e) The Employer Safe Harbor Contribution, if any, made pursuant to
Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in
Section 3.1(e) shall be allocated to the Before-Tax Accounts of Members who (1) received an allocation of Before-Tax Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "Eligible Member" for purposes of this Paragraph). Such allocation shall be made, first, to the Before-Tax Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.5 has been reached as to such Eligible Member, then to the Before-Tax Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.5 has been reached as to such Eligible Member, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in
Section 4.5 has been reached as to all Eligible Members. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Before-Tax Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Before-Tax Account being the portion of such remaining Employer Safe

Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year.

           (f) The Employer Safe Harbor Contribution, if any, made pursuant to
Section 3.5 for a Plan Year in order to satisfy the restrictions set forth in
Section 3.6 shall be allocated to the Employer Contribution Accounts of Members who (1) received an allocation of Employer Matching Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "Eligible Member" for purposes of this Paragraph). Such allocation shall be made, first, to the Employer Contribution Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.5 has been reached as to such Eligible Member, then to the Employer Contribution Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.5 has been reached as to such Eligible Member, and continuing in such manner until the Employer Safe Harbor Contribution for such Plan Year has been completely allocated or the limitation set forth in Section 4.5 has been reached as to all Eligible Members. Any remaining Employer Safe Harbor Contribution for such Plan Year shall be allocated among the Employer Contribution Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Employer Contribution Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Members' Compensation for such Plan Year.

           (g) If an Employer Safe Harbor Contribution is made in order to satisfy the restrictions set forth in both Section 3.1(e) and Section 3.6 for the same Plan Year, the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated pursuant to Paragraph (e) above prior to allocating the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.6. In determining the application of the limitations set forth in Section 4.5 to the allocations of Employer Safe Harbor Contributions, all Annual Additions (as such term is defined in Section 4.5) to a Member's Accounts other than Employer Safe Harbor Contributions shall be considered allocated prior to Employer Safe Harbor Contributions.

           (h) All contributions to the Plan shall be considered allocated to Members' Accounts no later than the last day of the Plan Year for which they were made, as determined pursuant to Article III, except that, for purposes of
Section 4.4, contributions shall be considered allocated to Members' Accounts when received by the Trustee

     IV.3 Application of Forfeitures. Any amounts that are forfeited under any provision hereof during a Plan Year shall be applied to reduce Employer Matching Contributions next coming due. Prior to such application, forfeited amounts shall continue to be invested in the same Investment Fund(s) in which they were invested immediately prior to their forfeiture.

     IV.4 Valuation of Accounts. All amounts contributed to the Trust Fund shall be invested at the time of their receipt by the Trustee, and the balance of each Account shall reflect the result of daily pricing of the assets in which such Account is invested from the time of receipt by the Trustee until the time of distribution.

     IV.5  Limitations and Corrections.

           (a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

               (1) "Annual Additions" of a Member for any Limitation Year shall mean the total of (A) the Employer Contributions, Before-Tax Contributions, and forfeitures, if any, allocated to such Member's Accounts for such year, (B) Member's contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in sections 415(l)(1) and 419A(d)(2) of the Code.

               (2) "Limitation Year" shall mean the Plan Year.

               (3) "Maximum Annual Additions" of a Member for any Limitation Year shall mean the lesser of (A) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year) or (B) 25% of such Member's 415 Compensation, within the meaning of section 415(c)(3) of the Code and applicable Treasury regulations thereunder, during such year except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

               (4) "415 Compensation" shall mean the total of all amounts paid by the Employer to or for the benefit of a Member, for services rendered or labor performed for the Employer while a Member, which are required to be reported on the Member's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), limited to $150,000 for any Plan Year with such limitation to be:

                   (A) adjusted automatically to reflect any amendments to
           section 401(a)(17) of the Code and any cost-of-living increases authorized by section 401(a)(17) of the Code; and

                   (B) prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law.

           (b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of a reasonable error in estimating a Member's compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or because of other limited facts and circumstances, the Annual

Additions that would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

               (1) First, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Member that would not have been considered in determining the amount of Employer Matching Contributions allocated to such Member's Accounts pursuant to Section 4.2 shall be distributed to such Member, adjusted for income or loss allocated thereto;

               (2) Next, any such excess Annual Additions in the form of Before-Tax Contributions on behalf of such Member that would have been considered in determining the amount of Employer Matching Contributions allocated to such Member's Accounts pursuant to Section 4.2 shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Employer Matching Contributions that would have been allocated to such Member's Accounts based upon such distributed Before-Tax Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Accounts, be treated as a forfeiture;

               (3) Next, any such excess Annual Additions in the form of Employer Profit Sharing Contributions shall, to the extent such amounts would otherwise have been allocated to such Member's Accounts, be treated as a forfeiture; and

               (4) Finally, any such excess Annual Additions in the form of Employer Discretionary Contributions shall, to the extent such amounts would otherwise have been allocated to such Member's Accounts, be treated as a forfeiture.

           (c) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "Controlled Entity" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Member's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

           (d) In the case of a Member who also participated in a defined benefit plan of the Employer or a Controlled Entity (as defined in Paragraph (d) above), the Employer shall reduce the Annual Additions credited to the Accounts of such Member under this Plan pursuant to the provisions of Paragraph (b) to the extent necessary to prevent the limitation set forth in section 415(e) of the Code from being exceeded. Notwithstanding the foregoing, the provisions of this Paragraph shall apply only if such defined benefit plan does not provide for a reduction of benefits thereunder to ensure that the limitation set forth in section 415(e) of the Code is not exceeded. Further, this Paragraph shall not apply for Limitation Years beginning after December 31, 1999.

           (e) If the limitations set forth in this Section would not otherwise be met for any Limitation Year, the Compensation deferral elections pursuant to
Section 3.1 of affected Members may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

                                      V.

                               Investment Funds

     V.1 Investment of Certain Employer Contributions and Accounts. Notwithstanding any provision of Section 5.2 to the contrary, (a) Employer Matching Contributions made to the Plan after April 1, 1995, (b) Employer Discretionary Contributions made to the Plan after April 1, 1995, (c) the balance, if any of a Member's Trident Profit Sharing Stock Account, and (d) the balance, if any, of a Member's Trident Matching Stock Account, and any earnings thereon, shall be invested in the Company Stock Fund. Notwithstanding any provision of Section 5.2 to the contrary, a Member's Dow ESOP Account shall be invested in accordance with Appendix C. All Employer Contributions that were made to the Plan on or before April 1, 1995, and all Employer Profit Sharing Contributions made to the Plan after April 1, 1995, and any earnings thereon, shall be invested pursuant to Section 5.2 of the Plan.

     V.2  Investment  of  Accounts.

          (a) Except as provided in Section 5.1, each Member shall designate, in accordance with the procedures established from time to time by the Committee, the manner in which the amounts allocated to each of his Accounts shall be invested from among the Investment Funds made available from time to time by the Committee. With respect to each portion of a Member's Account that is subject to investment discretion, such Member may designate one of such Investment Funds for all the amounts allocated to such portion of such Account or he may split the investment of the amounts allocated to such portion of such Account between such Investment Funds in such increments as the Committee may prescribe. If a Member fails to make a designation, then such portions of his Accounts shall be invested in the Investment Fund or Funds designated by the Committee from time to time in a uniform and nondiscriminatory manner.

          (b) Except as provided in Section 5.1, a Member may change his investment designation for future contributions to be allocated to any one or all of his Accounts. Any such change shall be made in accordance with the procedures established by the Committee, and the frequency of such changes may be limited by the Committee.

          (c) A Member may elect to convert his investment designation with respect to the amounts already allocated to one or more of his Accounts; provided however, that a Member may not covert the investment designation of any amounts allocated to the Company Stock Fund pursuant to Section 5.1. Any such conversion shall be made in accordance with the procedures established by the Committee, and the frequency of such conversions may be limited by the Committee.

          (d) Paragraphs (a), (b), and (c) above notwithstanding, in no event may a Member direct that any portion of his Accounts which are subject to investment discretion, be invested in the Company Stock Fund.

     V.3 Restriction of Acquisition of Company Stock. Notwithstanding any other provision hereof, it is specifically provided that the Trustee shall not purchase Company Stock or other Company securities during any period in which such purchase is, in the opinion of counsel for the Company or the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Company Stock or other Company securities pursuant to Section 5.1 or an investment designation shall be invested in such other assets as the Trustee may in its discretion determine, or the Trustee may hold such amounts uninvested for a reasonable period pending the purchase of such stock or securities.

     V.4 Voting of Company Stock. No Member or beneficiary shall have any right to request, direct, or demand that the Committee or the Trustee exercise on his behalf the voting of Company Stock. At each annual meeting and special meeting of the shareholders of the Company, the Committee may, in its sole discretion, direct the Trustee as to the manner in which such shares of Company Stock held by the Plan are to be voted.

     V.5 Stock Rights, Stock Splits, and Stock Dividends. No Member or beneficiary shall have any right to request, direct, or demand that the Committee or the Trustee exercise in his behalf rights or privileges to acquire, convert, or exchange Company Stock or other securities. The Trustee, in its discretion, may exercise or sell any such rights or privileges. Company Stock received by the Trustee by reason of a stock split, stock dividend, or recapitalization shall be appropriately allocated to the Accounts of each affected Member or beneficiary.

                                      VI.

                              Retirement Benefits

     A Member who terminates his employment on or after his Normal Retirement Date shall be entitled to a retirement benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Annuity Starting Date. Any contribution allocable to a Member's Accounts after his Annuity Starting Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

                                     VII.

                              Disability Benefits

     VII.1 Disability Benefits. In the event a Member's employment is terminated, and such Member is totally and permanently disabled, as determined pursuant to Section 7.2, such Member shall be entitled to a disability benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Annuity Starting Date. Any contribution allocable to a Member's Accounts after his Annuity Starting Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

     VII.2 Total and Permanent Disability Determined. A Member shall be considered totally and permanently disabled if the Committee determines, based on a written medical opinion (unless waived by the Committee as unnecessary), that such Member is permanently incapable of performing his job for physical or mental reasons.


                                     VII-1

                                     VIII.

            Severance Benefits and Determination of Vested Interest

     VIII.1 No Benefits Unless Herein Set Forth. Except as set forth in this Article, upon termination of employment of a Member prior to his Normal Retirement Date for any reason other than total and permanent disability (as defined in Section 7.2) or death, such Member shall acquire no right to any benefit from the Plan or the Trust Fund.

     VIII.2 Severance Benefit. Each Member whose employment is terminated prior to his Normal Retirement Date for any reason other than total and permanent disability (as defined in Section 7.2) or death shall be entitled to a severance benefit, payable at the time and in the form provided in Article X, equal in value to his Vested Interest in the aggregate amount in his Accounts on his Annuity Starting Date. A Member's Vested Interest in any contribution allocable to such Member's Accounts after his Annuity Starting Date shall be distributed, if his benefit was paid in a lump sum, or used to increase his payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

     VIII.3 Determination of Vested Interest.

            (a) A Member shall have a 100% Vested Interest in his Before-Tax Account, Dow ESOP Account, Dow Transfer Account, After-Tax Account, and Rollover Contribution Account at all times.

            (b) A Member's Vested Interest in his Destec Employer Contribution Account, Trident Matching Account, and Trident Profit Sharing Stock Account shall be determined in accordance with the vesting schedule set forth in paragraph (e) below; provided, however, each Member who, from June 27, 1997, to December 31, 1997, dates inclusive, was involuntarily terminated from employment with Destec Energy, Inc. in connection with the acquisition of Destec Energy, Inc. by the Company and who did not accept employment with the Company or a Controlled Entity on or before December 31, 1997, shall have a 100% Vested Interest in his Destec Employer Contribution Account.

            (c) A Member shall have a 100% Vested Interest in all Employer Contributions allocated to his Employer Contribution Account (other than contributions allocated to a Member's Destec Employer Contribution Account, Trident Matching Account, or Trident Profit Sharing Stock Account, which shall vest in accordance with paragraph (b) above) under the Plan on or before April 1, 1995, and all earnings thereon.

            (d) A Member's Vested Interest in Employer Contributions allocated to his Employer Contribution Account (other than contributions allocated to a Member's Destec Employer Contribution Account, Trident Matching Account, or Trident Profit Sharing Stock Account, which shall vest in accordance with paragraph (b) above) under the Plan after April 1, 1995, and the earnings thereon, shall be determined as follows:


                                    VIII-1

                (1) The Vested Interest in such contributions and earnings of any Member with three or more years of Vesting Service under the Plan as of April 1, 1995, shall be 100%.

                (2) The Vested Interest in such contributions and earnings of any Member with less than three years of Vesting Service as of April 1, 1995, shall be determined by such Member's years of Vesting Service in accordance with the vesting schedule set forth in paragraph (e) below.

            (e) Except as provided in paragraphs (b), (c), and (d) above, a Member's Vested Interest in his Employer Contribution Account shall be determined in accordance with the following schedule:

                      Years of Vesting Service        Vested Interest
                      ------------------------        ---------------
            Less than         1 year                          0%
                              1 year                         25%
                              2 years                        50%
                              3 years                        75%
                              4 years or more               100%

            (f) Paragraphs (b), (d), and (e) above notwithstanding, a Member shall have a 100% Vested Interest in his Employer Contribution Account upon (1) the attainment of his Normal Retirement Date while employed by the Employer or a Controlled Entity, (2) the termination of his employment with the Employer at a time when he is totally and permanently disabled (as defined in Section 7.2),
(3) the death of such Member while an Employee, or (4) if such Member is an affected Member, the occurrence of an event described in, under the conditions set forth in, Section 17.2.

     VIII.4 Crediting of Vesting Service.

            (a) For the period preceding the Effective Date, subject to the provisions of Paragraphs (e) and (f) below, an individual shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date.

            (b) On or after the Effective Date, subject to the remaining Paragraphs of this Section, an individual shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecutively.

            (c) Paragraph (b) above notwithstanding, if an individual terminates his Service (at a time other than during a leave of absence) and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of his Severance from Service Date, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.


                                    VIII-2

            (d) Paragraph (b) above notwithstanding, if an individual terminates his Service during a leave of absence and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of the beginning of such leave of absence, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

     VIII.5 Forfeitures of Vesting Service.

            (a) In the case of an individual who terminates employment at a time when he has a 0% Vested Interest in his Employer Contribution Account and who then incurs a Period of Severance that equals or exceeds the greater of five years or his aggregate Period of Service completed before such Period of Severance, such individual's Period of Service completed before such Period of Severance shall be forfeited and completely disregarded in determining his years of Vesting Service.

            (b) In the case of a Member who terminates employment with the Employer at a time when he has a Vested Interest in his Employer Contribution Account of more than 0% but less than 100% and then incurs a Period of Severance of five consecutive years, such Member's years of Vesting Service completed after such Period of Severance shall be disregarded for purposes of determining such Member's Vested Interest in any Plan benefits derived from Employer Contributions on his behalf before such Period of Severance, but his years of Vesting Service completed before such Period of Severance shall not be disregarded in determining any Plan benefits derived from Employer Contributions on his behalf after such Period of Severance.

            (c) A Member who terminates employment with the Employer at a time when he has a 100% Vested Interest shall not forfeit any of his Vesting Service for purposes of determining any Plan benefits.

     VIII.6 Forfeitures of Nonvested Account Balance.

            (a) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account that is less than 100% and either is not entitled to a distribution from the Plan or receives a distribution from the Plan of the balance of his Vested Interest in his Accounts in the form of a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, the nonvested portion of such terminated Member's Employer Contribution Account as of his Annuity Starting Date shall become a forfeiture as of his Annuity Starting Date (or as of his date of termination of employment if no amount is payable from the Trust Fund on behalf of such Member with such Member being considered to have received a distribution of zero dollars on his date of termination of employment).

            (b) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of Paragraph (a) above (or Section 8.8 below), the nonvested portion of his Employer Contribution Account shall be forfeited

                                    VIII-3
as of the earlier of (1) the date the Member completes a Period of Severance of five consecutive years or (2) the date of the terminated Member's death.

     VIII.7 Restoration of Forfeited Account Balance. In the event that the nonvested portion of a terminated Member's Employer Contribution Account becomes a forfeiture pursuant to Section 8.6, the terminated Member shall, upon subsequent reemployment with the Employer prior to incurring a Period of Severance of five consecutive years, have the forfeited amount restored to such Member's Employer Contribution Account, unadjusted by any subsequent gains or losses of the Trust Fund; provided, however, that such restoration shall be made only if such Member repays in cash an amount equal to the amount so distributed to him pursuant to Section 8.6 within five years from the date the Member is reemployed. A reemployed Member who was not entitled to a distribution from the Plan on his date of termination of employment shall be considered to have repaid a distribution of zero dollars on the date of his reemployment. Any such restoration shall be made as soon as administratively feasible following the date of repayment. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Employer pursuant to this Section shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to reduce Employer Matching Contributions. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Employer Discretionary Contributions otherwise available for allocation to other Members in accordance with Section 4.2(d), and any additional amount needed to restore such forfeited amounts shall be a minimum required Employer Discretionary Contribution.

     VIII.8 Special Formula for Determining Vested Interest for Partial Accounts. With respect to a Member whose Vested Interest in his Employer Contribution Account Subject to Vesting is less than 100% and who receives a termination distribution from his Employer Contribution Account Subject to Vesting other than a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, any amount remaining in his Employer Contribution Account Subject to Vesting shall continue to be maintained as a separate account. At any relevant time, such Member's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                          X=P(AB + (R x D)) - (R x D)

For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Member's Vested Interest in his Employer Contribution Account Subject to Vesting at the relevant time; AB is the balance of such separate account at the relevant time; R is the ratio of the balance of such separate account at the relevant time to the balance of such separate account after the distribution; and D is the amount of the distribution. For all other purposes of the Plan, a Member's separate account shall be treated as an Employer Contribution Account. Upon his incurring a Period of Severance of five consecutive years, the forfeitable portion of a terminated Member's separate account and Employer Contribution Account Subject to Vesting shall be forfeited as of the end of the Plan Year during which the terminated Member completes such Period of Severance.


                                    VIII-4

                                      IX.

                                Death Benefits

     Upon the death of a Member while an Employee, the Member's Eligible Surviving Spouse or designated beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Article X, equal in value to the aggregate amount in his Accounts on his Annuity Starting Date. Any contribution allocable to a Member's Accounts after his Annuity Starting Date shall be distributed, if his benefit was paid in a lump sum, or used to increase payments, if his benefit is being paid on a periodic basis, as soon as administratively feasible after the date that such contribution is paid to the Trust Fund.

                                      X.

                     Time and Form of Payment of Benefits

     X.1  Time of Payment.

          (a) Subject to the provisions of the remaining Paragraphs of this Section, a Member's Annuity Starting Date shall be the date that is as soon as administratively feasible after the date the Member or his beneficiary becomes entitled to a benefit pursuant to Article VI, VII, VIII, or IX but no earlier than the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to Section 10.2(c) has been furnished to the Member.

          (b) Unless a Member (1) has attained age sixty-five, (2) has died (A) without leaving an Eligible Surviving Spouse or (B) with an election in effect, pursuant to Section 10.3(b), not to receive the standard death benefit set forth in Section 10.3(a), or (3) consents to a distribution pursuant to Paragraph (a) (and, if such Member has an Eligible Surviving Spouse, unless such Eligible Surviving Spouse consents (with such consent being irrevocable) in accordance with the requirements of section 417 of the Code and applicable Treasury regulations thereunder) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), his Annuity Starting Date shall be deferred to the date which is as soon as administratively feasible after the date the Member attains (or would have attained) age sixty-five, or such earlier date as the Member (with the consent of his Eligible Surviving Spouse, if applicable) may elect by written notice to the Committee prior to such date. Consent of the Member's Eligible Surviving Spouse under this Paragraph shall not be required if the Member's benefit is to be paid in the form of the standard benefit described in Section 10.2(a). The Committee shall furnish information pertinent to his consent to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Annuity Starting Date, and the furnished information shall include a general description of the material features of, and an explanation of the relative values of, the alternative forms of benefit available under the Plan and must inform the Member of his right to defer his Annuity Starting Date and of his Direct Rollover right pursuant to Section 10.5 below, if applicable. In the case of a married Member who dies before his Annuity Starting Date without electing not to receive the standard death benefit set forth in Section 10.3(a), the consent and election set forth in this Paragraph may be made by his Eligible Surviving Spouse.

          (c) A Member's Annuity Starting Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer or a Controlled Entity.

          (d) A Member's Annuity Starting Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations and shall in no event be later than:

              (1) For Members attaining age seventy and one-half before January 1, 1999, April 1 of the calendar year following the calendar year in which such Member attains the age of seventy and one-half;

              (2) For Members attaining age seventy and one-half after December 31, 1998, April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer (provided, however, that clause (B) of this sentence shall not apply in the case of a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-
     half); and

              (3) In the case of a benefit payable pursuant to Article IX, (A) if payable to other than the Member's spouse, the last day of the one-year period following the death of such Member or (B) if payable to the Member's spouse, after the date upon which such Member would have attained the age of seventy and one-half, unless such surviving spouse dies before payments commence, in which case the Annuity Starting Date may not be deferred beyond the last day of the one-year period following the death of such surviving spouse.

The preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder. Further, in determining compliance with the provisions of section 401(a)(9) of the Code, the life expectancies of a Member and the Member's spouse shall not be recalculated after the Annuity Starting Date. Finally, a Member (other than a Member who is a "five-percent owner" (as defined in section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Member attains the age of seventy and one-half) who attains age seventy and one-half in calendar year 1996, 1997, or 1998 may elect to defer his Annuity Starting Date until no later than April 1 of the calendar year following the later of (A) the calendar year in which such Member attains the age of seventy and one-half or
(B) the calendar year in which such Member terminates his employment with the Employer, provided, that such election is made by the later of the end of the calendar year in which such Member attains age seventy and one-half or December 31, 1997.

          (e) Subject to the provisions of Paragraph (d), a Member's Annuity Starting Date shall not occur unless the Article VI, VII, VIII, or IX event entitling the Member (or his beneficiary) to a benefit constitutes a distributable event described in section 401(k)(2)(B) of the Code and shall not occur while the Member is employed by the Employer or any Controlled Entity (irrespective of whether the Member has become entitled to a distribution of his benefit pursuant to Article VI, VII, VIII, or IX).

          (f) Paragraphs (a), (b) and (c) notwithstanding, a Member whose Vested Interest in his Accounts is $5,000 or more may elect to defer his Annuity Starting Date beyond the date specified in such Paragraphs, subject to the provisions of Paragraph (d), by submitting to the

Committee a written statement, signed by the Member, which describes the benefit and designates the date on which the payment of such benefit shall commence.

     X.2  Standard and Alternative Forms of Benefit for Members.

          (a) For purposes of Article VI, VII, or VIII, the standard benefit for any Member who is married on his Annuity Starting Date shall be a joint and survivor annuity. Such joint and survivor annuity shall be a commercial annuity which is payable for the life of the Member with a survivor annuity for the life of the Member's Eligible Surviving Spouse which shall be one-half of the amount of the annuity payable during the joint lives of the Member and the Member's Eligible Surviving Spouse. The standard benefit for any Member who is not married on his Annuity Starting Date shall be a commercial annuity which is payable for the life of the Member.

          (b) Any Member who would otherwise receive the standard benefit may elect not to take his benefit in such form by executing the form prescribed by the Committee for such election during the election period described in Paragraph (c) below. Any election may be revoked and subsequent elections may be made or revoked at any time during such election period. Notwithstanding the foregoing, an election by a married Member not to receive the standard benefit as provided in Paragraph (a) above shall not be effective unless (1) the Eligible Surviving Spouse has consented thereto in writing (including consent to the specific designated beneficiary to receive payments following the Member's death or to the specific benefit form elected, which designation or election may not subsequently be changed by the Member without spousal consent) and such consent acknowledges the effect of such election and is witnessed by a Plan representative (other than the Member) or a notary public or (2) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

          (c) The Committee shall furnish certain information, pertinent to the Paragraph (b) election, to each Member no less than thirty days (unless such thirty-day period is waived by an affirmative election in accordance with applicable Treasury regulations) and no more than ninety days before his Annuity Starting Date. The furnished information shall include an explanation of (1) the terms and conditions of the standard benefit, (2) the Member's right to elect to waive the standard benefit and the effect of such election, (3) the rights of the Member's Eligible Surviving Spouse, if any, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (d) below, and (6) sufficient additional information to explain the relative values of such alternative forms of benefit. The period of time during which a Member may make or revoke such election shall be the ninety-day period ending on such Member's Annuity Starting Date provided that such election may also be revoked at any time prior to the expiration of the seven-day period that begins the day after the information required to be furnished pursuant to this Paragraph has been furnished to the Member.

          (d) For purposes of Article VI, VII, or VIII, the benefit for any Member who has elected not to receive the standard benefit shall be paid in one of the following alternative forms to be selected by the Member or, in the absence of such election, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

              (1) A commercial annuity in the form of a single life annuity for the life of such Member.

              (2) A commercial annuity (A) for the joint lives of the Member and any person designated by the Member, (B) for a term certain (of 5, 10, or 15 years) and continuous for the life of the Member if he survives such term certain, or (C) for a term certain to the Member and any designated beneficiary of the Member if the Member does not survive such term certain.

              (3) A lump sum.

              (4) Periodic installment payments to such Member for a term certain or, in the event of such Member's death before the end of such term certain, to his designated beneficiary; provided, however, that such term certain shall not exceed the lesser of (i) ten years or (ii) the life expectancy of the Member or the joint and last survivor expectancy of the Member and his designated beneficiary. Upon the death of a beneficiary who is receiving installment payments under this Paragraph, the remaining balance in the Member's Accounts shall be paid as soon as administratively feasible, in one lump sum cash payment, to the beneficiary's executor or administrator or to his heirs at law if there is no administration of such beneficiary's estate.

          (e) If a Member, who terminated his employment under circumstances such that he was entitled to a benefit pursuant to Article VI, VII, or VIII, dies prior to his Annuity Starting Date, the amount of the benefit to which he was entitled shall be paid pursuant to Section 10.3 just as if such Member had died while employed by the Employer except that his Vested Interest shall be determined pursuant to Article VI, VII, or VIII, whichever is applicable.

     X.3  Standard and Alternative Forms of Death Benefit.

          (a) For purposes of Article IX, the standard death benefit for a deceased Member who leaves an Eligible Surviving Spouse shall be a survivor annuity. Such survivor annuity shall be a commercial annuity which is payable for the life of such Eligible Surviving Spouse.

          (b) Any Member who would otherwise have his death benefit paid in the standard survivor annuity form may elect not to have his benefit paid in such form by executing the beneficiary designation form prescribed by the Committee and filing same with the Committee, designating a primary beneficiary other than his Eligible Surviving Spouse or electing some form of payment other than a survivor annuity. Any election may be revoked and subsequent elections may be made or revoked at any time prior to a Member's date of death.

          (c) Paragraph (b) above to the contrary notwithstanding:

              (1) An election not to have the death benefit paid in the standard survivor annuity form as provided in Paragraph (a) above shall not be effective unless (A) the Eligible Surviving Spouse has consented thereto in writing and such consent (i) acknowledges the effect of such election, (ii) either consents to the specific designated beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by the spouse, and (iii) is witnessed by a Plan representative (other than the Member) or a notary public or (B) the consent of such spouse cannot be obtained because the Eligible Surviving Spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such Eligible Surviving Spouse shall be irrevocable.

              (2) An election not to have the death benefit paid in the standard survivor annuity form may be made before the first day of the Plan Year in which a Member attains the age of thirty-five only (A) after the Member separates from service and only with respect to benefits accrued under the Plan before the date of such separation and (B) in the case of a Member who has not separated from service, if the Member has been furnished the information described in Paragraph (d), with such election to become invalid upon the first day of the Plan Year in which the Member attains the age of thirty-five, whereupon a new election may be made by such Member.

          (d) The Committee shall furnish certain information pertinent to the Paragraph (b) election to each Member within the period beginning with the first day of the Plan Year in which he attains the age of thirty-two (but no earlier than the date such Member begins participation in the Plan) and ending with the later of (1) the last day of the Plan Year preceding the Plan Year in which the Member attains the age of thirty-five or (2) a reasonable time after the Employee becomes a Member. If a Member separates from service before attaining age thirty-five, such information shall be furnished to such Member within the period beginning one year before the Member separates from service and ending one year after such separation. Such information shall also be furnished to a Member who has not attained the age of thirty-five or terminated employment, within a reasonable time after written request by such Member. The furnished information shall include an explanation of (1) the terms and conditions of the survivor annuity, (2) the Member's right to elect to waive the survivor annuity and the effect of such election, (3) the rights of the Member's Eligible Surviving Spouse, (4) the right to revoke such election and the effect of such revocation, (5) a general description of the eligibility conditions and other material features of the alternative forms of benefit available pursuant to Paragraph (f) below, and (6) sufficient additional information to explain the relative value of such alternative forms of benefit.

          (e) In the event a survivor annuity is to be paid to a Member's Eligible Surviving Spouse, such Eligible Surviving Spouse may elect to receive the benefit in one of the alternative forms set forth in Section 10.3(f). Within a reasonable time after written request by such Eligible Surviving Spouse, the Committee shall provide to such Eligible Surviving Spouse a written explanation of such survivor annuity form and the alternative forms of payment which may be selected along with the financial effect of each such form.

          (f) For purposes of Article IX, the death benefit of a deceased Member who is not survived by an Eligible Surviving Spouse or who has elected not to have his death benefit paid in the standard survivor annuity form set forth in
Section 10.3(a) shall be paid to his designated beneficiary in one of the following alternative forms to be selected by such beneficiary or, in the absence of such selection, by the Committee; provided, however, that the period and method of payment of any such form shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder:

              (1) A commercial annuity in the form of a single life annuity for the life of the designated beneficiary.

              (2) A lump sum.

          (g) If a deceased Member who either is not survived by an Eligible Surviving Spouse or has elected (with spousal consent) not to have his standard death benefit paid in the standard survivor annuity form set forth in Section 10.3(a) does not have a valid beneficiary designation on file with the Committee at the time of his death, the designated beneficiary or beneficiaries to receive such Member's death benefit shall be as follows:

              (1) If a Member leaves an Eligible Surviving Spouse, his designated beneficiary shall be such Eligible Surviving Spouse;

              (2) If a Member leaves no Eligible Surviving Spouse, his designated beneficiary shall be (A) such Member's executor or administrator or (B) his heirs at law if there is no administration of such Member's estate.

     X.4 Cash-Out of Benefit. If a Member terminates his employment and his Vested Interest in his Accounts is not in excess of $5,000, such Member's benefit shall be paid in one lump sum payment in lieu of any other form of benefit herein provided. Any such payment shall be made at the time specified in
Section 10.1(a) without regard to the consent restrictions of Section 10.1(b) and the election and spousal consent requirements of Sections 10.2 and 10.3 except that a married Member's death benefit shall be paid to his Eligible Surviving Spouse unless another beneficiary has been designated pursuant to the provisions of Section 10.3(b). The provisions of this Section shall not be applicable to a Member following his Annuity Starting Date.

     X.5 Direct Rollover Election. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of such Member pursuant to the Plan's loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Eligible

Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Member's Eligible Rollover Distribution is to be a Direct Rollover, the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Committee may require the Distributee to furnish the Committee with a statement from the plan, account, or annuity to which the benefit is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

     X.6 Benefits from Account Balances. With respect to any benefit payable in any form pursuant to the Plan, such benefit shall be provided from the Account balance(s) to which the particular Member or beneficiary is entitled.

     X.7 Distributions of Company Stock and Dow Stock. Benefits shall be paid (or transferred pursuant to Section 10.5) in cash except that (A) a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in the Company Stock Fund distributed (or transferred pursuant to Section 10.5) in full shares of Company Stock to the extent of the Member's pro rata portion of the shares of Company Stock held in the Company Stock Fund with any balance of the Member's interest in the Company Stock Fund (including fractional shares) to be paid or transferred in cash; (B) the portion of a Member's Dow ESOP Account invested in whole shares of Dow Stock shall be distributed (or transferred pursuant to Section 10.5) in shares of Dow Stock unless such Member (or his designated beneficiary or legal representative in the case of a deceased Member) elects to have such portion paid or transferred in cash; and (C) to the extent possible, a Member (or his designated beneficiary or legal representative in the case of a deceased Member) may elect to have his Destec Accounts, if any, paid (or transferred pursuant to Section 10.5) in kind.

     X.8 Commercial Annuities. At the direction of the Committee, the Trustee may pay any form of benefit provided hereunder other than a lump sum payment or a Direct Rollover pursuant to Section 10.5 by the purchase of a commercial annuity contract and the distribution of such contract to the Member or beneficiary. Thereupon, the Plan shall have no further liability with respect to the amount used to purchase the annuity contract and such Member or beneficiary shall look solely to the company issuing such contract for such annuity payments. All certificates for commercial annuity benefits shall be nontransferable, except for surrender to the issuing company, and no benefit thereunder may be sold, assigned, discounted, or pledged (other than as collateral for a loan from the company issuing same). Notwithstanding the foregoing, the terms of any such commercial annuity contract shall conform with the time of payment, form of payment, and consent provisions of Sections 10.1, 10.2, and 10.3.

     X.9 Unclaimed Benefits. In the case of a benefit payable on behalf of a Member, if the Committee is unable to locate the Member or beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.7.

     X.10 Claims Review.

          (a) In any case in which a claim for Plan benefits of a Member or beneficiary is denied or modified, the Committee shall furnish written notice to the claimant within ninety days (or within 180 days if additional information requested by the Committee necessitates an extension of the ninety-day period and the claimant is informed of such extension in writing within the original ninety-day period), which notice shall:

              (1) State the specific reason or reasons for the denial or modification;

              (2) Provide specific reference to pertinent Plan provisions on which the denial or modification is based;

              (3) Provide a description of any additional material or information necessary for the Member, his beneficiary, or representative to perfect the claim and an explanation of why such material or information is necessary; and

              (4) Explain the Plan's claim review procedure as described in Paragraph (b) below.

          (b) In the event a claim for Plan benefits is denied or modified, if the Member, his beneficiary, or a representative of such Member or beneficiary desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. In connection with such request, the Member, his beneficiary, or the representative of such Member or beneficiary may review any pertinent documents upon which such denial or modification was based and may submit issues and comments in writing. Within sixty days following such request for review the Committee shall, after providing a full and fair review, render its final decision in writing to the Member, his beneficiary, or the representative of such Member or beneficiary stating specific reasons for such decision and making specific references to pertinent Plan provisions upon which the decision is based. If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Member, beneficiary, or the representative of such Member or beneficiary prior to the commencement of the extension period.

                                      XI.

                            In-Service Withdrawals

     XI.1 In-Service Withdrawals.

          (a) A Member may withdraw any or all amounts held in his After-Tax Account.

          (b) A Member who has a financial hardship, as determined by the Committee, and who has made all available withdrawals pursuant to Paragraph (a) above and Appendices A, B, and/or C hereunder, as applicable, and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member and who has obtained all available loans pursuant to
Article XII and pursuant to the provisions of any other plans of the Employer and any Controlled Entities of which he is a member may withdraw from his Rollover Contribution Account and his Before-Tax Account amounts not to exceed the amount determined by the Committee as being available for withdrawal pursuant to this Paragraph. Such withdrawal shall come, first, from the Member's Rollover Contribution Account and, second, from his Before-Tax Account. For purposes of this Paragraph, financial hardship shall mean the immediate and heavy financial needs of the Member. A withdrawal based upon financial hardship pursuant to this Paragraph shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Member. The amount required to meet the immediate financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The determination of the existence of a Member's financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. The decision of the Committee shall be final and binding, provided that all Members similarly situated shall be treated in a uniform and nondiscriminatory manner. A withdrawal shall be deemed to be made on account of an immediate and heavy financial need of a Member if the withdrawal is for:

              (1) Expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or necessary for those persons to obtain medical care described in section 213(d) of the Code and not reimbursed or reimbursable by insurance;

              (2) Costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

              (3) Payment of tuition and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Member or the Member's spouse, children, or dependents (as defined in section 152 of the Code);

              (4) Payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

              (5) Such other financial needs that the Commissioner of Internal Revenue may deem to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability.

The above notwithstanding, (1) withdrawals under this Paragraph from a Member's Before-Tax Account shall be limited to the sum of the Member's Before-Tax Contributions to the Plan, plus income allocable thereto and credited to the Member's Before-Tax Account as of December 31, 1988, less any previous withdrawals of such amounts, and (2) amounts allocated to a Member's Before-Tax Account pursuant to the provisions of Section 4.2(e) shall not be subject to withdrawal. A Member who makes a withdrawal from his Before-Tax Account under this Paragraph may not make elective contributions or employee contributions to the Plan or any other qualified or nonqualified plan of the Employer or any Controlled Entity for a period of twelve months following the date of such withdrawal. Further, such Member may not make elective contributions under the Plan or any other plan maintained by the Employer or any Controlled Entity for such Member's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit set forth in Section 3.1(d) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the withdrawal.

     XI.2 Restriction on In-Service Withdrawals.

          (a) All withdrawals pursuant to this Article shall be made in accordance with the provisions and within the time period prescribed by the Committee prior to the proposed date of withdrawal.

          (b) Notwithstanding the provisions of this Article, (i) not more than one withdrawal pursuant to Section 11.1(a) shall be made in any one calendar quarter, and (ii) no withdrawal shall be made from an Account to the extent such Account has been pledged to secure a loan from the Plan.

          (c) If a Member's Account from which a withdrawal is made is invested in more than one Investment Fund, the withdrawal shall be made pro rata from each Investment Fund in which such Account is invested.

          (d) All withdrawals under this Article shall be paid in cash.

          (e) Any withdrawal hereunder shall be subject to the Direct Rollover election described in Section 10.5.

          (f) Except as provided in Appendix A and Appendix B, this Article shall not be applicable to a Member following termination of employment and the amounts in such Member's Accounts shall be distributable only in accordance with the provisions of Article X.

                                     XII.

                                     Loans

     XII.1  Eligibility for Loan.

            (a) Upon application by (1) any Member who is an Employee or (2) any Member no longer employed by the Employer, a beneficiary of a deceased Member, or an alternate payee under a qualified domestic relations order, as that term is defined in section 414(p)(8) of the Code, who retains an Account balance under the Plan and who is a party-in-interest, as that term is defined in section 3(14) of the Act, as to the Plan (an individual who is eligible to apply for a loan under this Article being hereinafter referred to as a "Member" for purposes of this Article) and subject to such uniform and nondiscriminatory rules and regulations as the Committee may establish, the Committee may in its discretion direct the Trustee to make a loan or loans to such Member.

            (b) No loan shall be made to a Member who owes any amount on an outstanding loan previously made to him from the Plan.

     XII.2  Maximum Loan.

            (a) A loan to a Member may not exceed 50% of the then value of such Member's Vested Interest in his Accounts and no loan may be made for an amount which would require the liquidation of a Member's Dow ESOP Account or the portion of a Member's Employer Contribution Account which is invested in the Company Stock Fund.

            (b) Paragraph (a) above to the contrary notwithstanding, the amount of a loan made to a Member under this Article shall not exceed an amount equal to the difference between:

                (1) The lesser of $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made over (B) the outstanding balance of loans from the Plan on the date on which the loan is made) or one-half of the present value of the Member's total nonforfeitable accrued benefit under all qualified plans of the Employer or a Controlled Entity; minus

                (2) The total outstanding loan balance of the Member under all other loans from all qualified plans of the Employer or a Controlled Entity.

     XII.3 Minimum Loan. A loan to a Member may not be for an amount less than $1,000.00.

     XII.4  Interest and Security.


                                     XII-1

            (a) Any loan made pursuant to this Article shall bear interest at a rate established by the Committee from time to time and communicated to the Members, which rate shall provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

            (b) Any loan shall be made as an investment of a segregated loan fund to be established in the Trust Fund for the Member to whom the loan is made. Any loan shall be considered to come, first, from the Member's After-Tax Account, second, from the Member's Rollover Contribution Account, third, from the Member's Vested Interest in the portion of his Employer Contribution Account that is not invested in the Company Stock Fund, fourth, from the Member's Dow Transfer Account, and, finally, from the Member's Before-Tax Account. The Trustee shall fund a Member's segregated loan fund by liquidating such portion of the assets of the Accounts from which the Member's loan is to be made as is necessary to fund the loan and transferring the proceeds to such segregated loan fund. If a Member's Accounts are invested in more than one Investment Fund, the transfer shall be made pro rata from each such Investment Fund; provided however, that no loan shall be funded from the portion of a Member's Employer Contribution Account that is invested in the Company Stock Fund. The loan shall be secured by a pledge of the Member's segregated loan fund.

     XII.5  Repayment Terms of Loan.

            (a) The Member shall be required, as a condition to receiving a loan, to enter into an irrevocable agreement authorizing the Employer to make payroll deductions from his Compensation so long as the Member is an Employee and to transfer such payroll deduction amounts to the Trustee in payment of such loan plus interest.

            (b) The terms of the loan shall (1) require level amortization with payments not less frequently than quarterly, (2) require that the loan be repaid within five years unless the Member certifies in writing to the Committee that the loan is to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Member, (3) allow prepayment without penalty, provided that any prepayment must be for the full outstanding loan balance (including interest), and (4) require that the balance of the loan (including interest) shall become due and payable (to the extent not otherwise due and payable) on the date the Member or, if applicable, the Member's beneficiary, is first entitled to a distribution pursuant to Article VI, VII, VIII, or IX, irrespective of whether such Member or beneficiary elects or consents to such distribution and that such Member's outstanding loan balance (including interest) shall be repaid by offsetting such balance against the amount in the Member's segregated loan fund pledged as security for the loan. By agreeing to the pledge of the segregated loan fund as security for the loan, a Member shall be deemed to have consented to the distribution of such segregated loan fund prior to the time specified in section 411(a)(11) of the Code and the applicable Treasury regulations thereunder.

            (c) If the Member fails in any way to comply with the repayment terms of a loan, such loan shall be repaid by offsetting the Member's outstanding loan balance (including interest) against the amount in the Member's segregated loan fund pledged as security for the loan. Any such


                                     XII-2
outstanding loan balance (including interest) shall be so offset and repaid as soon as administratively feasible after such failure to comply, and such repayment shall be prior to any withdrawal or distribution of benefits from the pledged portion of the Member's Accounts pursuant to the provisions of the Plan. Notwithstanding the foregoing, amounts in a Member's Before-Tax Account may not be used to satisfy the payment of such loan (including interest) prior to the time such amounts are otherwise distributable from the Plan, and amounts in a Member's Employer Contribution Account may not be offset and used to satisfy the payment of such loan (including interest) prior to the earliest time such amounts are otherwise permitted to be distributed under applicable law.

            (d) The above notwithstanding, a Member who is on an unpaid leave of absence from the Employer may elect to suspend payments on his loan during such leave of absence for a period of up to one year. Upon such Member's return to active employment with the Employer at the conclusion of such leave of absence or upon the expiration of such one-year period, if earlier, such Member shall be permitted to refinance his loan, including all accrued and unpaid interest, over a term that does not extend beyond the expiration of the original term of the loan.

            (e) Amounts tendered to the Trustee by a Member in repayment of a loan made pursuant to this Article (1) shall initially be credited to the Member's segregated loan fund, (2) then shall be transferred as soon as practicable following receipt thereof to the Account or Accounts from which the Member's loan was made, and (3) invested in accordance with the Member's current designation as to the investment of contributions pursuant to Section 5.2.

     XII.6 Operation of Article. The provisions of this Article shall be applicable to loans granted or renewed after January 1, 1998. Loans granted or renewed on or prior to such date shall be governed by the provisions of the Plan as in effect prior to this amendment and restatement of the Plan.


                                     XII-3

                                     XIII.

                          Administration of the Plan

     XIII.1 General Administration of the Plan. The general administration of the Plan shall be vested in the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

     XIII.2 Records and Procedures. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Member or beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

     XIII.3 Meetings. The Committee shall hold meetings upon such notice and at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

     XIII.4 Self-Interest of Members. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

     XIII.5 Compensation and Bonding. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

     XIII.6 Committee Powers and Duties. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

            (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to


                                    XIII-1
the Company, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

            (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, and, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

            (c) To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem expedient in its discretion to effectuate the purposes of the Plan;

            (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

            (e) To determine in its discretion all questions relating to eligibility;

            (f) To make a determination in its discretion as to the right of any person to a benefit under the Plan and to prescribe procedures to be followed by distributees in obtaining benefits hereunder;

            (g) To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

            (h) To furnish the Employer any information necessary for the preparation of such Employer's tax return or other information that the Committee determines in its discretion is necessary for a legitimate purpose;

            (i) To require and obtain from the Employer and the Members any information or data that the Committee determines is necessary for the proper administration of the Plan;

            (j) To instruct the Trustee as to the loans to Members pursuant to the provisions of Article XII;

            (k) To direct the Trustee as to voting of Company Stock pursuant to the provisions of Section 5.4;

            (l) To appoint investment managers pursuant to Section 15.5;

            (m) To receive and review reports from the Trustee and from investment managers as to the financial condition of the Trust Fund, including its receipts and disbursements; and


                                    XIII-2

            (n) To establish or designate Investment Funds as investment options as provided in Article V.

     XIII.7 Employer to Supply Information. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Member's Compensation, age, retirement, death, or other cause of termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

     XIII.8 Indemnification. The Company shall indemnify and hold harmless each member of the Committee and each Employee who is a delegate of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such individual's own gross negligence or willful misconduct. Expenses against which such individual shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.


                                    XIII-3

                                     XIV.

                   Trustee and Administration of Trust Fund

     XIV.1  Appointment, Resignation, Removal, and Replacement of Trustee.

            (a) The Trustee shall be appointed, removed, and replaced by and in the sole discretion of the Directors. The Trustee shall be the "named fiduciary" with respect to investment of the Trust Fund's assets.

            (b) Any Trustee may resign at any time by giving at least thirty days' written notice of such resignation to the Directors. Any Trustee may be removed, with or without cause, by the Directors on written notice of such removal to such Trustee. The Directors may appoint a successor Trustee by written designation, a copy of which shall be delivered to the Committee and the former Trustee. If there would be no other Trustee then acting, the actual appointment and qualification of a successor Trustee to whom the Trust Fund may be transferred are conditions which must be fulfilled before the resignation or removal of a Trustee shall become effective. The Directors may by resolution increase or decrease the number of Trustees at any time acting hereunder.

     XIV.2 Acceptance of Fund. The Trustee accepts the Trust Fund hereunder and agrees to accept and retain, manage, administer and hold the Trust Fund in accordance with the terms and provisions of this Plan. The Trustee shall receive any securities or other properties that are tendered to the Trustee pursuant to the Plan that are acceptable to the Trustee.

     XIV.3 Committee Discharging Duty. The Trustee may assume that the Committee is discharging its duties under the Plan until and unless the Trustee is notified to the contrary in writing by any person known to be a member of the Committee or by the Employer. Upon receipt of such notice, the Trustee may, if the Trustee so desires, apply to a court of competent jurisdiction for guidance with respect to the disposition of the Trust Fund.

     XIV.4 Taxes. If, pursuant to the provisions of any law now or hereafter enacted, any tax shall be imposed upon the Trustee with respect to the assets or income of the Trust Fund, the Trustee (without the necessity of any direction or approval by the Committee) may pay such tax from the Trust Fund, provided such payment is not otherwise prohibited by law. The Trustee, however, shall not be obligated to pay any such tax as long as the validity thereof is contested in good faith. In determining whether or not to pay any such tax, the Trustee may obtain the advice of counsel (including, but not limited to, counsel for the Employer or the Committee).

     XIV.5 Investment of the Trust Fund. The Committee shall have the exclusive authority and discretion to select the Investment Funds available for investment under the Plan. The Committee shall notify the Trustee in writing of any changes in the selection of Investment Funds available for investment under the Plan. Each Member shall have the exclusive right, in accordance with Section 5.2 and subject to the limitations of Section 5.1, to direct the investment by the Trustee


                                     XIV-1
of all amounts allocated to such Member's Accounts among one or more of the available Investment Funds. All investment directions by Members shall be timely furnished to the Trustee by the Committee, except to the extent such directions are transmitted telephonically or otherwise by Members directly to the Trustee or its delegate in accordance with the procedures established by the Committee and communicated to the Trustee. In making any investment of the assets of the Trust, except as provided in Section 5.3, the Trustee shall be fully entitled to rely on such directions furnished by the Committee or by Members in accordance with the procedures established by the Committee, and shall be under no duty to make any inquiry or investigation with respect thereto. If the Trustee receives any contribution under the Plan that is not accompanied by instructions directing its investment, the Trustee shall promptly notify the Committee of that fact, and the Trustee shall invest such contribution in such assets as the Trustee may in its discretion determine, or the Trustee may hold such amounts uninvested for a reasonable period pending the receipt of directions from the Committee.

     XIV.6 Powers of the Trustee. Subject to any limitations stated elsewhere herein, in addition to the authority, rights, privileges, powers, and duties elsewhere herein vested in the Trustee and those now or hereafter conferred by law, the Trustee shall also have the following authority, rights, privileges, powers, and duties:

            (a) To hold, manage, control, collect, and use the Trust Fund in accordance with the terms of this instrument;

            (b) To sell (for cash or on credit, or both), exchange, or otherwise dispose of, the whole or any part of the Trust Fund, at public or private sale; to lease (including, but not limited to, oil, gas, or mineral leases), rent, mortgage (including purchase money mortgages), pledge, or otherwise encumber the whole or any part of the Trust Fund; and to loan or borrow money in any manner, including by joint and several obligations, all upon such terms, regardless of the duration of the Trust, as the Trustee may deem advisable (provided that neither the Employer nor any Member may borrow from the Trust Fund except as otherwise permitted herein);

            (c) To invest or reinvest the Trust Fund in property of any description whatsoever (including, but not limited to, oil, gas, or mineral interests; common or preferred stock; shares of investment trusts or companies; bills, notes, and other evidences of indebtedness; non-income producing property; and property outside of Texas);

            (d) To make or hold investments of any part of the Trust Fund in common or undivided interest with other persons or entities, including an undivided interest in any property in which any Trustee, individually or otherwise, may hold an undivided interest; to buy from or sell to any person or entity to the extent not otherwise prohibited herein;

            (e) To make commingled, collective, or common investments and to invest and reinvest all or any portion of the Trust Fund collectively with funds of other pension and profit sharing trusts exempt from tax under section 501(a) of the Code by reason of qualifying under section 401(a) of said Code, including, without limitation, power to invest


                                     XIV-2
collectively with such other funds through the medium of one or more of the common, collective, or commingled trust funds, which has been or may hereafter be established and maintained by the Trustee or its affiliates. To the extent of the interest of the Trust Fund in any such collective trust, the agreement or declaration of trust establishing such collective trust shall be deemed to be adopted and made a part of the Plan and Trust as if set forth in full herein;

            (f) To deposit or invest all or a part of the Trust Fund in savings accounts, certificates of deposit, or other deposits that bear a reasonable rate of interest in a bank or similar financial institution, including the commercial department of the Trustee, if such bank or other institution is supervised by any agency of a state or the federal government.

            (g) To employ and compensate such attorneys, counsel, brokers, banks, investment advisors, or other agents, employees, or independent contractors and to delegate to them such of the duties, rights, and powers of the Trustee as may be deemed advisable in handling and administering the Plan;

            (h) To partition any property or interest held as a part of the Trust Fund and, in any and all such partitions, to pay or receive such money or property as may be necessary or advisable to equalize differences and to evaluate any property belonging to the Trust Fund;

            (i) To institute, join in, maintain, defend, compromise, submit to arbitration, or settle any litigation, claim, obligation, or controversy with respect to any matter affecting the Trust Fund, regardless of the manner in which such matter may have arisen, all in the name of the Trustee and without the joinder of any Member; and

            (j) To hold uninvested for a reasonable period of time any moneys received by it until the same shall be invested or disbursed pursuant to the provisions of the Plan.

The Trustee is also authorized to exercise all the rights, powers, options, and privileges now or hereafter granted to, provided for, or vested in trustees under the laws of the State of Illinois, except as such may conflict with the terms of this instrument or applicable law. As far as possible, no subsequent legislation or regulation shall be in limitation of the rights, powers, or privileges granted the Trustee hereunder or set forth under the laws of the State of Illinois as such laws exist at the time of the execution hereof. Generally, the Trustee shall have, hold, manage, control, use, invest and reinvest, disburse, and dispose of the Trust Fund under all circumstances to the same extent as if the Trustee were the owner thereof in fee simple, subject only to such limitations as are contained herein and such applicable laws as cannot be waived. This instrument shall always be construed in favor of the validity of any act or omission by or of the Trustee. Notwithstanding the foregoing, the Trustee may not invest the Trust Fund assets in any Company security that is not a "qualifying Company security" or in any Company real property that is not "qualifying Company real property." The Trustee may, however, acquire "qualifying Company securities" or "qualifying Company real property" as an investment, provided that any such acquisition or investment will not result in the Trust Fund's holding more than 100% of the then fair market value of the assets of the Trust Fund in "qualifying Company securities" and "qualifying Company real property." The term "qualifying


                                     XIV-3

Company securities" means stock or marketable obligations of the Company or an affiliate. The term "qualifying Company real property" means parcels of real property leased to the Company or an affiliate if a substantial number of the parcels are dispersed geographically and if each such parcel is suitable for, or adaptable to, more than one use.

     XIV.7  Compensation, Expenses, and Bond of Trustee. Unless prohibited by
Section 14.11, the Trustee shall receive such compensation for services as Trustee hereunder as may be agreed upon from time to time by the Company and the Trustee. The Trustee shall be reimbursed for all reasonable expenses incurred while acting as Trustee as provided in Section 14.11. No bond or other security shall be required of the Trustee unless otherwise required by law or by the Company.

     XIV.8 Reliance. The Trustee shall be fully protected in relying upon a resolution of the Directors as to the membership of the Committee as it then exists and in continuing to rely upon such resolution until a subsequent resolution is filed with the Trustee by the Directors. The Trustee may accept as true all papers, certificates, statements, and representations of fact that are presented to the Trustee by the Committee without investigation, questioning, or verification if the Trustee believes same to be true and authentic, and the Trustee may rely solely on the written advice of the Committee with respect to any question of fact.

     XIV.9 Accounting. As soon as practicable after the end of each Plan Year, the Trustee shall render a written accounting of the administration of the Trust Fund showing all receipts and disbursements during the year and the then value of the assets of the Trust Fund. This accounting shall be transmitted to the Committee and to the Company.

     XIV.10 Judicial Protection. The Trustee may seek judicial protection by any action or proceeding deemed necessary to settle the accounts of the Trustee or may obtain a judicial determination or a declaratory judgment as to a question of construction of the Plan. The Trustee must join as parties defendant in any such action only the Committee and the Company, although the Trustee may join other parties if the Trustee deems it advisable to do so.

     XIV.11 Payment of Expenses. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, expenses of the Committee, and the cost of furnishing any bond or security required of the Committee shall be paid by the Trustee from the Trust Fund, and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Members and beneficiaries; provided, however, that (a) the obligation of the Trustee to pay such expenses from the Trust Fund shall cease to exist to the extent such expenses are paid by the Employer and (b) in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an employer or an association of employers whose employees are participants in the Plan, or from an employee organization whose members are participants in the Plan, shall not receive any additional compensation for serving as Trustee. This Section shall be deemed to be a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.


                                     XIV-4

     XIV.12 Trust Fund Property. All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Member, but the maintenance of an Account designated as the Account of a Member shall not mean that such Member shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Member shall have any title to any specific asset in the Trust Fund.

     XIV.13 Distributions from Members' Accounts. Distributions from a Member's Accounts shall be made by the Trustee only if, when, and in the amount and manner directed in writing by the Committee. Any distribution made to a Member or for his benefit shall be debited to such Member's Account or Accounts. All distributions hereunder shall be made in cash except as otherwise specifically provided herein.

     XIV.14 Payments Solely from Trust Fund. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

     XIV.15 No Benefits to the Employer. No part of the corpus or income of the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Members and their beneficiaries and of defraying reasonable expenses of administering the Plan. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Employer other than those specifically given hereunder.

     XIV.16 Indemnification. The Company shall indemnify the Trustee against any and all claims, liabilities, costs or expenses, including reasonable attorneys' fees, incurred by the Trustee resulting from the acts, omissions, or breach or an alleged breach of a fiduciary duty owed to the Plan, by a party other than the Trustee, including, but not limited to, any acts, omissions, or fiduciary duty or responsibility owned to the Plan by an investment manager appointed pursuant to Section 15.5, any predecessor trustee, or the Committee; provided, however, that nothing herein shall be construed as an indemnification of the Trustee for any claims, liabilities, costs, and expenses resulting from the breach by the Trustee of the Trustee's own fiduciary duties with respect to the Plan or the Trust or the Trustee's own negligence or willful misconduct.


                                     XIV-5

                                      XV.

                             Fiduciary Provisions

     XV.1 Article Controls. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

     XV.2 General Allocation of Fiduciary Duties. Each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee. Except as otherwise specifically provided herein, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise specifically provided herein, the Trustee shall have the sole responsibility for the administration, investment, and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

     XV.3 Fiduciary Duty. Each fiduciary under the Plan, including, but not limited to, the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

            (a) Solely in the interest of the Members, for the exclusive purpose of providing benefits to Members and their beneficiaries and of defraying reasonable expenses of administering the Plan;

            (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

            (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

            (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code or section 406 of the Act.

     XV.4 Delegation and Allocation of Fiduciary Duties. The Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating

Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.

     XV.5 Investment Manager. The Committee may, in its sole discretion, appoint an "investment manager," with power to select any or all of the Investment Funds available pursuant to Section 5.2 and/or with power to manage, acquire, or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

            (a) The investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, as defined in the Investment Advisers Act of 1940, or (3) an insurance company qualified to do business under the laws of more than one state; and

            (b) Such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee members do not violate any fiduciary responsibility in making or continuing such appointment. The Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within its sole discretion.

                                      XVI.

                                  Amendments

     XVI.1 Right to Amend. Subject to Section 16.2 and any other limitations contained in the Act or the Code, the Directors may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of the Company and all Employers. Specifically, but not by way of limitation, the Directors may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive.

     XVI.2 Limitation on Amendments. No amendment of the Plan shall be made that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Members and their beneficiaries and of defraying reasonable expenses of administering the Plan or that would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Member. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.


                                     XVI-1

                                     XVII.

                 Discontinuance of Contributions, Termination,
               Partial Termination, and Merger or Consolidation

     XVII.1 Right to Discontinue Contributions, Terminate, or Partially Terminate. The Employer has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Directors realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable for the Employer to continue to make its contributions to the Plan. Therefore, the Directors shall have the power to discontinue contributions to the Plan, terminate the Plan, or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination, or partial termination.

     XVII.2 Procedure in the Event of Discontinuance of Contributions, Termination, or Partial Termination.

            (a) If the Plan is amended so as to permanently discontinue Employer Contributions, or if Employer Contributions are in fact permanently discontinued, the Vested Interest of each affected Member shall be 100%, effective as of the date of discontinuance. In case of such discontinuance, the Committee shall remain in existence and all other provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

            (b) If the Plan is terminated or partially terminated, the Vested Interest of each affected Member shall be 100%, effective as of the termination date or partial termination date, as applicable. Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

            (c) Upon discontinuance of contributions, termination, or partial termination, any previously unallocated contributions, forfeitures, and net income (or net loss) shall be allocated among the Accounts of the Members on such date of discontinuance, termination, or partial termination according to the provisions of Article IV. Thereafter, the net income (or net loss) shall continue to be allocated to the Accounts of the Members until the balances of the Accounts are distributed.

            (d) In the case of a termination or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Member for whom the Plan is so terminated, or who is affected by such partial termination, to such Member, subject to the time of payment, form of payment, and consent provisions of Article X.

     XVII.3 Merger, Consolidation, or Transfer. This Plan and Trust Fund may not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Member would, in the event such other plan terminated, be entitled to a benefit which is equal


                                    XVII-1
to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation, or transfer.



                                    XVII-2

                                    XVIII.

                            Participating Employers

     XVIII.1  Participation and Designation of Other Employers.

              (a) The Committee may designate any entity or organization eligible by law to participate in the Plan and the Trust as an Employer by written instrument delivered to the Secretary of the Company and the designated Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan which apply to the designated Employer only and shall become, as to such designated Employer and its Employees, a part of the Plan.

              (b) Each designated Employer and each Employer listed in Section 1.1(32) shall be conclusively presumed to have consented to its designation or participation, as applicable, and to have agreed to be bound by the terms of the Plan and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan; provided, however, that the terms of the Plan may be modified so as to increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan or upon making a contribution to the Trust Fund pursuant to the terms of the Plan following notice of such modification.

              (c) The provisions of the Plan shall apply separately and equally to each Employer and its Employees in the same manner as is expressly provided for the Company and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee and the power to amend or terminate the Plan shall be exercised by the Directors alone.

              (d) Transfer of employment among Employers shall not be considered a termination of employment hereunder, and Service with one shall be considered as Service with all others.

              (e) Any Employer may, by appropriate action of its Board of Directors or noncorporate counterpart that is communicated in writing to the Secretary of the Company and to the Committee, terminate its participation in the Plan and the Trust. Moreover, the Committee may, in its discretion, terminate an Employer's Plan and Trust participation at any time by written instrument delivered to the Secretary of the Company and the designated Employer.

     XVIII.2 Single Plan. For purposes of the Code and the Act, the Plan as adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Members and their beneficiaries.


                                    XVIII-1

                                     XIX.

                           Miscellaneous Provisions

     XIX.1 Not Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

     XIX.2 Alienation of Interest Forbidden. Except as otherwise provided with respect to "qualified domestic relations orders" pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations order," including an order that requires distributions to an alternate payee prior to a Member's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

     XIX.3 Uniformed Services Employment and Reemployment Rights Act Requirements. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

     XIX.4 Corrective Contributions and Distributions. The Employer shall be permitted to make corrective contributions and or distributions to Members and former Members (including former Members who are no longer Employees) (collectively, the "Covered Members") in order to comply with the terms of any compliance statement (a "Compliance Statement") issued by the Internal Revenue Service under the Voluntary Compliance Resolution Program applicable to the Plan as a means of correcting any operational or other defect subject to the Compliance Statement. The amount of such contributions and the manner of their allocation among Covered Members shall be determined in accordance with the provisions of the Compliance Statement.

     XIX.5 Payments to Minors and Incompetents. If a Member or beneficiary entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Member or beneficiary for the account of such Member or beneficiary. If no guardian or conservator has been appointed for such Member or beneficiary, the Committee may pay such benefit to any third party who is determined by the


                                     XIX-1

Committee, in its sole discretion, to be authorized to receive such benefit for the account of such Member or beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Committee, the Trustee, the Employer, and any fiduciary of the Plan with respect to such benefit.

     XIX.6 Member's Address. It shall be the affirmative duty of each Member to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated beneficiary. If a Member fails to keep the Committee informed of his current mailing address and the current mailing address of his designated beneficiary, neither the Committee, the Trustee, the Employer, nor any fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

     XIX.7 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

     XIX.8 Jurisdiction. The situs of the Plan is Texas. Except to the extent preempted by federal law, (a) the provisions of Article XIV shall be construed in accordance with the laws of Illinois and (b) all other provisions of the Plan shall be construed in accordance with the laws of Texas.


                                     XIX-2

                                      XX.

                               Top-Heavy Status

     XX.1 Article Controls. Any Plan provisions to the contrary notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

     XX.2 Definitions. For purposes of this Article, the following terms and phrases shall have these respective meanings:

          (a) Account Balance: As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Employer or a Controlled Entity (excluding employee contributions that were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

          (b) Accrued Benefit: As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof that is attributable to employee contributions that were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Employer or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Employer and the Controlled Entities or
(2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

          (c) Aggregation Group: The group of qualified plans maintained by the Employer and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code and any other plan that the Employer elects to include as a part of such group; provided, however, that the Employer may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

          (d) Assumptions: The interest rate and mortality assumptions specified for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group which includes the Plan.

          (e) Determination Date: For the first Plan Year of any plan, the last day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

          (f) Key Employee: A "key employee" as defined in section 416(i) of the Code and the Treasury regulations thereunder.

          (g) Plan Year: With respect to any plan, the annual accounting period used by such plan for annual reporting purposes.

          (h) Remuneration: Compensation within the meaning of section 415(c)(3) of the Code, as limited by section 401(a)(17) of the Code.

          (i) Valuation Date: With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

     XX.3 Top-Heavy Status.

          (a) The Plan shall be deemed to be top-heavy for a Plan Year if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Members who are Key Employees exceeds 60% of the sum of Account Balances of all Members unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the five-year period ending on the applicable Determination Date shall not be considered.

     (b) If the Plan is determined to be top-heavy for a Plan Year, the Employer shall contribute to the Plan for such Plan Year on behalf of each Member who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

         (1) The lesser of (A) 3% of such Member's Remuneration for such Plan Year or (B) a percent of such Member's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Before-Tax Account and Employer Contribution Account for such Plan Year by such Key Employee's Remuneration; reduced by

          (2) The amount of the sum of Employer Profit Sharing Contributions and Employer Discretionary Contributions allocated to such Member's Accounts for such Plan Year.

The minimum contribution required to be made for a Plan Year pursuant to this Paragraph for a Member employed on the last day of such Plan Year shall be made regardless of whether such Member is otherwise ineligible to receive an allocation of the Employer's contributions for such Plan Year. The minimum contribution required to be made pursuant to this Paragraph shall also be made for an Eligible Employee who is not a Key Employee and who is excluded from participation in the Plan solely because of failing to make Before-Tax Contributions. Notwithstanding the foregoing, if the Plan is deemed to be top-heavy for a Plan Year, the Employer's contribution for such Plan Year pursuant to this Paragraph shall be increased by substituting "4%" in lieu of "3%" in Clause (1) hereof to the extent that the Directors determine to so increase such contribution to comply with the provisions of section 416(h)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in another defined contribution plan sponsored by the Employer or a Controlled Entity if such Member receives under such other defined contribution plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a contribution which is equal to or greater than the minimum contribution required by section 416(c)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in a defined benefit plan sponsored by the Employer or a Controlled Entity if such Member accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a benefit that is at least equal to the benefit described in section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in section 416(c)(1) of the Code.

     XX.4 Termination of Top-Heavy Status. If the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined no longer to be top-heavy.

     XX.5 Effect of Article. Notwithstanding anything contained herein to the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

     EXECUTED this ____ day of December, 1997.


                                     NGC CORPORATION



                                     By:
                                        -----------------------------


                                     CG TRUST COMPANY, TRUSTEE



                                     By:
                                        -----------------------------

                           NGC PROFIT SHARING/401(K)
                                 SAVINGS PLAN

                                  APPENDIX A


                      WITHDRAWALS FROM TRIDENT ACCOUNTS.
                      ---------------------------------

          (a) A Member who is an Employee and who has made all available withdrawals under Section 11.1(a) of the Plan, may withdraw any or all amounts in his Trident Rollover Account.

          (b) A Member who has attained age fifty-nine and one-half and who has made all available withdrawals pursuant to Section 11.1(a) of the Plan and Paragraph (a) above may withdraw from his Trident Before-Tax Account an amount not exceeding the then value of such Account.

          (c) A Member who is an Employee and who has made all available withdrawals under Section 11.1(a) of the Plan and Paragraphs (a) and (b) above may above may withdraw from his Trident Matching Account any or all amounts held in such Account that have been so held for twenty-four months or more. A Member (other than a Member who has attained age 59 1/2 at the time the withdrawal is requested and who withdraws the entire balance of his Trident Before-Tax Account and his Trident Matching Account) who makes a withdrawal under this Paragraph may not make Before-Tax Contributions to the Plan for a period of six months following the date of such withdrawal.

          (d) Not more than one withdrawal pursuant to the provisions of this Appendix A shall be made in any twelve month period; provided, however, that withdrawals may be made under Paragraphs (a), (b), and (c) above, in accordance with the ordering rules therein, simultaneously.

          (e) Except as provided in Paragraphs (b) and (d) above, all withdrawals pursuant to the provisions of this Appendix A shall be subject to the restrictions provided in Section 11.2 of the Plan.

                           NGC PROFIT SHARING/401(K)
                                 SAVINGS PLAN

                                  APPENDIX B


                       WITHDRAWALS FROM DESTEC ACCOUNTS.
                       --------------------------------

          (a) A Member who has attained age fifty-nine and one-half may withdraw from his Destec Before-Tax Account an amount not exceeding the then value of such Account. A withdrawal by a Member pursuant to the provisions of this Paragraph may not be for an amount less than $1,000.00.

          (b) A Member may withdraw his entire Destec Before-Tax Account upon:

              (1) the termination of the Plan without the establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code);

              (2) the disposition, to an entity which is not a Controlled Entity, of substantially all of the assets used by the Employer in the trade or business in which the Member continues employment, following which the Employer continues to maintain the Plan; or

              (3) the disposition, to an entity which is not a Controlled Entity, of the Employer's interest in a subsidiary in which the Member continues employment, following which the Employer continues to maintain the Plan;

provided that any such withdrawal shall constitute a lump sum distribution of the balance to the Member's credit in his Destec Before-Tax Account under section 402(d)(4) of the Code (without regard to clauses (i), (ii), (iii), and (iv) of section 402(d)(4)(A) of the Code or to sections 402(d)(4)(B) and (F) of the Code).

          (c) A Member who terminated employment with the Employer after attaining age fifty, the occurrence of whose Annuity Starting Date is not prohibited by Section 10.1(e) of the Plan, may withdraw from his Destec Accounts an amount not exceeding the then value of such Accounts. An eligible Member may make no more than one withdrawal pursuant to the provisions of this Paragraph in any Plan Year.

          (d) Except as provided in Paragraph (c) above, all withdrawals pursuant to the provisions of this Appendix B shall be subject to the restrictions provided in Section 11.2 of the Plan.

                           NGC PROFIT SHARING/401(K)
                                 SAVINGS PLAN

                                  APPENDIX C


     1.   INVESTMENT OF DOW ESOP ACCOUNT.

          (a) General Rule. Except as otherwise provided in subsection (b), the Members' Dow ESOP Accounts shall be invested primarily in Dow Stock.

          (b) Diversification of Investment. A Member may from time to time designate that his existing Dow ESOP Account balance be reinvested, in the same manner, and subject to the same restrictions, as applicable to the reinvestment of other Accounts under Section 5.2; provided, however, that at least three (3) Investment Funds, not inconsistent with the Treasury regulations under section 401(a)(28)(B)(ii)(II) of the Code, shall be available for such purpose; provided further, that the amount so reinvested shall be transferred from the Member's Dow ESOP Account to his Dow Transfer Account.

          (c) Voting Rights. A Member or beneficiary shall be entitled to direct the Trustee as to the manner in which any rights, including, but not limited to, voting rights, are to be exercised with respect to the whole shares of Dow Stock allocated to such Member's Dow ESOP Account, if such Dow Stock is part of a registration-type class of securities as defined in section 409(e)(4) of the Code. To the extent permitted by section 404(a) of the Act, fractional shares from all such Accounts shall be combined and voted by the Trustee on each issue in the same ratio as the allocated shares are voted. Unless otherwise required by applicable law, the Trustee shall not exercise voting rights with respect to Dow Stock allocated to a Member's Dow ESOP Account which such Member fails to exercise. At the time of mailing the notice for each shareholder's meeting, the Company shall furnish each such Member or beneficiary with proxy solicitation material and any other information which the issuer of the Dow Stock distributes to shareholders regarding the exercise of voting or other rights, together with a voting instruction form to be returned by the Member or beneficiary to the Trustee. If the Dow ESOP Accounts are not invested in a registration-type class of securities as defined in section 409(e)(4) of the Code, a Member or beneficiary shall be entitled to direct the Trustee as to the manner in which voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the Member's Dow ESOP Account with respect to the approval or disapproval or any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury regulations under section 409(e) of the Code.

     2. DIVIDENDS ON DOW STOCK. All dividends paid with respect to Dow Stock held by the Trust shall be credited to Members' Dow ESOP Accounts and shall be reinvested as soon as practicable in Dow Stock.

     3. DOW ESOP ACCOUNT VALUATION. If and to the extent that the Dow ESOP Accounts are invested in securities which are not readily tradable on an established securities market, the valuation thereof for purposes of the Plan shall be made by an independent appraiser meeting requirements similar to those contained in Treasury regulations under section 170(a)(1) of the Code.

     4. WITHDRAWALS FROM DOW ESOP ACCOUNT. A Member who is an Employee may withdraw all or a portion of his Dow ESOP Account, in integral multiples of 10% of the value of such Account. All withdrawals pursuant to the provisions of this paragraph shall be made in accordance with the procedures established from time to time by the Committee. Payment of the withdrawal shall be made as soon as administratively feasible after the date a Member completes such procedures and shall be made in Dow Stock unless such Member elects to have all or a portion of such payment made in cash.


                                      C-2